THE
PENN
DISTRICT

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING
AND FINANCIAL DATA
For the Quarter Ended June 30, 2026

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, some of the factors are interest rate fluctuations and the effects of inflation on our business, financial condition, results of operations, cash flows, operating performance and the effect that these factors have had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2025. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this supplemental package on page i in the Appendix.
This supplemental package should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 which can be accessed at the Company’s website www.vno.com.

BUSINESS DEVELOPMENTS
Acquisitions
Park Avenue Plaza
On June 11, 2026, we completed the purchase of a 49.0% interest in Park Avenue Plaza at a gross asset valuation of $1.1 billion ($950 per square foot). We acquired our interest subject to our share of the $575,000,000 loan encumbering the property. The loan bears interest at a fixed rate of 2.99% and matures in November 2031.
Park Avenue Plaza is a 45-story, 1.2 million rentable square foot building located at 55 East 52nd Street. The office building, co-owned by Fisher Brothers, has protected Park Avenue views and occupies the full through-block between East 52nd and East 53rd Street.
Fisher Brothers retains its current 51.0% ownership interest and continues to manage and lease the property. Vornado and Fisher Brothers have joint control over major decisions.
3 East 54th Street
On January 7, 2026, we acquired 3 East 54th Street, an asset situated on 18,400 square feet of land, for $141,000,000. Previously, in July 2025, we purchased the $35,000,000 A-Note secured by the property at par plus accrued interest, and in August 2024, we purchased the $50,000,000 B-Note secured by the property. The A-Note and B-Note were in default. The $107,000,000 loan balance, including default interest and advances, was credited towards the purchase price.
3 East 54th Street is located between Fifth Avenue and Madison Avenue on 54th Street, adjacent to the St. Regis Hotel and our Upper Fifth Avenue retail properties. The land is zoned for approximately 232,500 buildable square feet as-of-right, and we are in the process of demolishing the existing buildings on the site.
Dispositions
Alexander’s, Inc. (“Alexander’s”)
On May 28, 2026, Alexander’s, in which we own a 32.4% interest, completed the sale of its Rego Park I property for $235,500,000. As a result of the sale, we recognized our $44,329,000 share of the net gain and received a $2,355,000 sales commission paid by Alexander’s, of which $500,000 was paid to a third-party broker.
606 Broadway
On May 14, 2026, a 50.0% owned consolidated joint venture completed the sale of 606 Broadway. The purchaser acquired the non-recourse mortgage loan, which was in maturity default, at a discount and paid the joint venture $3,000,000 in cash ($2,400,000 to Vornado). The transaction resulted in a $32,073,000 gain on debt extinguishment, of which $15,932,000 is attributable to noncontrolling interests. The property was previously impaired in the fourth quarter of 2023, and had a carrying value of $52,073,000 as of the sale date.
Financing Activity
Senior Unsecured Notes Due 2026
We repaid our $400,000,000 2.15% senior unsecured notes on their June 1, 2026, maturity date.
61 Ninth Avenue
On May 8, 2026, a joint venture, in which we have a 45.1% interest, completed a $161,000,000 refinancing of 61 Ninth Avenue. The interest-only mortgage loan matures in June 2028, with a nine-month extension option subject to certain conditions, and bears interest at SOFR plus 3.00% in year one, SOFR plus 3.35% for year two, and SOFR plus 3.85% during the extension period. The refinancing replaced the joint venture’s prior $167,500,000 mortgage loan on the property. On February 2, 2026, the joint venture extended the prior loan’s maturity by seven months and simultaneously paid down the principal balance by $12,500,000 to $155,000,000.
350 Park Avenue
On March 10, 2026, an affiliate of Kenneth C. Griffin (“KG”) provided a $400,000,000 mortgage loan secured by 350 Park Avenue, the proceeds of which were used to defease the existing $400,000,000 mortgage loan in connection with the site’s development. The new interest-only loan bears interest at a fixed rate of 4.00% and matures in January 2027. Concurrently, and in connection with the planned development, Citadel Enterprise Americas LLC (“Citadel”) vacated the building and assigned its existing master lease to an affiliate of KG as tenant, and the lease was amended to provide for net rent of $16,000,000 per annum, equal to the interest payments under the new mortgage loan.

BUSINESS DEVELOPMENTS
Financing Activity - continued
One Park Avenue
On February 9, 2026, we completed a $525,000,000 refinancing of One Park Avenue, a 945,000 square foot Manhattan office building. The five-year interest-only loan matures in February 2031 and bears interest at a rate of SOFR plus 1.78%. The loan replaced the previous $525,000,000 loan that bore interest at SOFR plus 1.22% and was scheduled to mature in March 2026.
825 Seventh Avenue Office Condominium
On January 26, 2026, a joint venture, in which we have a 50.0% interest, entered into a nine-month extension with the lenders on the $54,000,000 mortgage loan encumbering the office condominium of 825 Seventh Avenue and simultaneously paid down the principal balance by $6,000,000 to $48,000,000. The loan was previously scheduled to mature in January 2026. The non-recourse interest-only loan bears interest at a rate of SOFR plus 2.75% and matures in October 2026, with a fifteen-month extension option subject to loan-to-value and debt yield requirements.
7 West 34th Street
On January 23, 2026, a joint venture, in which we have a 53.0% interest, completed a $250,000,000 refinancing of 7 West 34th Street, a 477,000 square foot Manhattan office and retail building. The non-recourse, five-year interest-only mortgage loan matures in February 2031 and has a fixed rate of 5.79%. The joint venture paid down by $50,000,000 the prior $300,000,000 full-recourse loan that bore interest at 3.65% and was scheduled to mature in June 2026. The loan was paid down using property-level reserves and a $25,000,000 member loan from Vornado which accrues interest at 16.00% and receives priority on distributions.
Senior Unsecured Notes Due 2033
On January 14, 2026, we completed a public offering of $500,000,000 5.75% senior unsecured notes due February 1, 2033 (“2033 Notes”). Interest on the senior unsecured notes is payable semi-annually on February 1 and August 1, commencing August 1, 2026. The 2033 Notes were sold at 99.824% of their face amount to yield 5.78%. A portion of the $494,000,000 net proceeds from the 2033 Notes was used to repay our $400,000,000 senior unsecured notes at their June 2026 maturity.
2031 Revolving Credit Facility
On January 7, 2026, we completed a $1.105 billion refinancing of one of our two revolving credit facilities. On February 4, 2026, the facility was upsized to $1.130 billion. The $1.130 billion amended facility currently bears interest at a rate of SOFR plus 1.01% and is scheduled to mature in February 2031 (as fully extended). The facility fee is 24 basis points. The facility replaced the previous $1.25 billion revolving credit facility which was scheduled to mature in December 2027.
2029 Revolving Credit Facility
On January 7, 2026, we upsized our $915,000,000 revolving credit facility that matures in April 2029 (as fully extended) to $1.0 billion. The credit facility currently bears interest at a rate of SOFR plus 1.16% and has a facility fee of 24 basis points.
Unsecured Term Loan
On January 7, 2026, we completed a refinancing of our unsecured term loan and upsized the loan amount to $850,000,000. The loan bears interest at SOFR plus 1.15% and matures in February 2031 (as fully extended). The loan replaced the previous $800,000,000 term loan which bore interest at SOFR plus 1.25% and was scheduled to mature in December 2027.
888 Seventh Avenue
On December 10, 2025, the $244,543,000 non-recourse mortgage loan on 888 Seventh Avenue matured and was not repaid, at which time the lenders declared an event of default. On March 9, 2026, we entered into a forbearance agreement pursuant to which the lenders agreed to forbear from exercising their remedies and waived default interest through March 2027. During the forbearance period, regularly scheduled interest and required monthly amortization payments continue to accrue, but payment is deferred until the expiration or earlier termination of the forbearance period, at which time such amounts become due and payable.
Share Repurchase Program
On April 29, 2026, Vornado announced that its Board of Trustees has authorized an additional repurchase of up to $300,000,000 of its outstanding common shares under the share repurchase plan. As of August 3, 2026, $286,590,000 remained available for repurchases.
During the three months ended June 30, 2026, we repurchased 1,787,090 common shares for $53,461,000 at an average price per share of $29.92.

FINANCIAL HIGHLIGHTS (unaudited)

(Amounts in thousands, except per share amounts)	For the Three Months Ended or As Of
Earnings and Earnings Per Share	6/30/2026	3/31/2026	12/31/2025		9/30/2025	6/30/2025
Net income (loss) attributable to common shareholders	$16,434	$(22,842)	$601		$11,589	$743,819
Per diluted share	0.08	(0.12)	—		0.06	3.70
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	144,078	96,263	112,927		117,372	120,928
Per diluted share (non-GAAP)	0.74	0.49	0.56		0.58	0.60
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	131,073	103,109	110,873		114,535	113,324
Per diluted share (non-GAAP)	0.67	0.52	0.55		0.57	0.56

EBITDAre attributable to the Operating Partnership (non-GAAP)	279,919	245,369	263,084		253,698	267,254
EBITDAre attributable to the Operating Partnership, as adjusted (non-GAAP)	279,451	247,798	254,805		253,758	257,583

Common Share Price & Dividends (NYSE:VNO)
High Price	$39.80	$34.83	$41.85		$43.37	$41.95
Low Price	24.93	24.57	32.61		35.22	29.68
Closing price - end of quarter	39.30	25.99	33.28		40.53	38.24
Dividends per common share(1)	N/A	N/A	0.74		N/A	N/A
FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)(1)	N/A	N/A	31.9%	(2)	N/A	N/A
FAD payout ratio(1)	N/A	N/A	97.4%	(2)	N/A	N/A

VNO Common Shares & VRLP Units
VNO common shares outstanding	186,721	188,098	190,666		192,055	192,041
Redeemable Class A units and LTIP Unit awards outstanding	16,654	16,947	16,651		16,694	16,708
Convertible unit equivalents outstanding	1,279	1,917	1,503		1,242	1,313
Total Class A units and assumed conversions of convertible units outstanding	204,654	206,962	208,820		209,991	210,062

Weighted average Class A units outstanding - diluted	212,374	214,484	217,542		218,140	217,801
Weighted average common shares outstanding - diluted	195,722	197,479	200,901		201,416	201,042

Market Capitalization	$18.8	Billion	$16.1	Billion	$17.2	Billion	$18.8	Billion	$18.4	Billion

Liquidity (amounts in millions)
Cash and cash equivalents	$675	$1,081	$841	$1,010	$1,205
Restricted cash	114	130	137	142	158
Available on our $2.1 billion revolving credit facilities	1,188	1,388	1,419	1,419	1,560
Total Liquidity	$1,977	$2,599	$2,397	$2,571	$2,923
___________________
(1)For 2026, we anticipate continuing our common share dividend policy of paying one common share dividend in the fourth quarter, subject to approval by our Board of Trustees.
(2)FFO and FAD payout ratios are calculated based on full year results.

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q2 2026 VS. Q2 2025 (unaudited)

(Amounts in millions, except per share amounts)	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended June 30, 2025	$113.3	$0.56

Increase / (decrease) in FFO, as adjusted due to:
Rent commencements, net of lease expirations	13.3
Interest expense (primarily the 2033 senior unsecured notes)	(10.2)
Impact of NYU master lease at 770 Broadway	8.9
Variable businesses (primarily signage)	8.0
Park Avenue Plaza	1.8
Other, net	(2.3)
	19.5
Noncontrolling interests' share of above items, impact of assumed conversions of convertible securities, and impact of share buyback	(1.7)
Net increase	17.8	0.11

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended June 30, 2026	$131.1	$0.67

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

NET OPERATING INCOME, EBITDAre, FFO AND FAD (unaudited)

(Amounts in thousands)	For the Three Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025
Net Operating Income (“NOI”)(1):
Total revenues	$462,242	$459,105	$441,437
Operating expenses	(223,649)	(246,631)	(219,348)
Our share of NOI from partially owned entities	76,638	68,308	66,227
NOI attributable to noncontrolling interests in consolidated subsidiaries	(11,167)	(8,659)	(10,643)
NOI at share	304,064	272,123	277,673
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(40,881)	(31,066)	(45,954)
NOI at share - cash basis	263,183	241,057	231,719

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") (at Vornado’s share)(1):
General and administrative expenses	(40,283)	(42,989)	(40,678)
Interest and other investment income, net	16,311	16,997	20,127
Transaction related costs and other (excludes real estate impairment losses)	(173)	(762)	(179)
Net gain on disposition of non-depreciable wholly owned and partially owned assets	—	—	10,311
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	40,881	31,066	45,954
EBITDAre attributable to the Operating Partnership (non-GAAP)	279,919	245,369	267,254
Total of certain items that impact EBITDAre	(468)	2,429	(9,671)
EBITDAre attributable to the Operating Partnership, as adjusted (non-GAAP)	279,451	247,798	257,583

Funds From Operations (“FFO”) (at Vornado’s share)(1):
Interest and debt expense	(118,706)	(116,219)	(115,171)
Gain on debt extinguishment	16,141	—	—
Preferred share dividends	(15,553)	(15,554)	(15,554)
Personal property depreciation	(2,347)	(2,050)	(1,564)
Income tax expense	(3,439)	(7,262)	(4,295)
Impact of assumed conversion of dilutive convertible securities	383	309	385
Add-back - Total of certain items that impact EBITDAre	468	(2,429)	9,671
FFO allocated to noncontrolling interests of the Operating Partnership	(12,320)	(8,330)	(10,127)
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	144,078	96,263	120,928
Total of certain items that impact FFO attributable to common shareholders plus assumed conversions	(13,005)	6,846	(7,605)
FFO attributable to common shareholders plus assumed conversions, as adjusted	131,073	103,109	113,323

Funds Available for Distributions (“FAD”) (at Vornado's share)(1):
Certain items that impact FAD	14,293	(144)	(637)
Recurring tenant improvements, leasing commissions and other capital expenditures	(33,109)	(45,225)	(104,203)
Stock-based compensation expense	7,804	5,655	7,519
Amortization of debt issuance costs and other non-cash interest expense	6,642	6,681	10,638
Gain on debt extinguishment	(16,141)	—	—
Personal property depreciation	2,347	2,050	1,564
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(40,881)	(31,066)	(45,954)
Noncontrolling interests in the Operating Partnership's share of above adjustments	5,886	4,543	11,119
FAD (non-GAAP)	$77,914	$45,603	$(6,631)
________________________________
(1)See pages ii through vii in the Appendix for NOI at share, NOI at share - cash basis, EBITDAre, FFO and FAD reconciliations to the most directly comparable GAAP financial measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	June 30, 2026	December 31, 2025
ASSETS
Real estate, at cost:
Land	$2,357,135	$2,408,914	$(51,779)
Buildings and improvements	11,083,517	10,942,418	141,099
Development costs and construction in progress	1,012,045	890,143	121,902
Leasehold improvements and equipment	109,117	105,080	4,037
Total	14,561,814	14,346,555	215,259
Less accumulated depreciation and amortization	(4,411,617)	(4,191,075)	(220,542)
Real estate, net	10,150,197	10,155,480	(5,283)
Right-of-use assets	668,171	671,308	(3,137)
Net investment in lease	166,450	166,024	426
Cash, cash equivalents, and restricted cash
Cash and cash equivalents	675,353	840,850	(165,497)
Restricted cash	113,567	136,696	(23,129)
Total	788,920	977,546	(188,626)
Tenant and other receivables	97,552	77,137	20,415
Investments in partially owned entities	2,229,224	1,941,278	287,946
Receivable arising from the straight-lining of rents	803,848	752,545	51,303
Deferred leasing costs, net	379,374	374,620	4,754
Identified intangible assets, net	106,820	110,593	(3,773)
Other assets	220,612	294,587	(73,975)
Total assets	$15,611,168	$15,521,118	$90,050
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$4,844,730	$4,920,669	$(75,939)
Senior unsecured notes, net	841,940	747,202	94,738
Unsecured term loan, net	840,030	797,337	42,693
Unsecured revolving credit facilities	918,000	720,420	197,580
Lease liabilities	696,225	699,640	(3,415)
Accounts payable and accrued expenses	354,074	376,190	(22,116)
Deferred compensation plan	98,746	113,778	(15,032)
Other liabilities	320,452	341,359	(20,907)
Total liabilities	8,914,197	8,716,595	197,602
Redeemable noncontrolling interests	733,687	647,951	85,736
Shareholders' equity	5,787,587	5,986,727	(199,140)
Noncontrolling interests in consolidated subsidiaries	175,697	169,845	5,852
Total liabilities, redeemable noncontrolling interests and equity	$15,611,168	$15,521,118	$90,050

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	June 30,			March 31, 2026
	2026	2025	Variance
Property rentals(1)	$332,359	$332,183	$176	$321,657
Tenant expense reimbursements(1)	46,281	34,566	11,715	51,216
Amortization of acquired below-market leases, net	135	96	39	101
Straight-lining of rents	26,298	15,407	10,891	26,210
Total rental revenues	405,073	382,252	22,821	399,184
Fee and other income:
Building Maintenance Services ("BMS") cleaning fees	33,344	37,431	(4,087)	39,343
Management and leasing fees	2,658	2,926	(268)	2,715
Other income	21,167	18,828	2,339	17,863
Total revenues	462,242	441,437	20,805	459,105
Operating expenses	(223,649)	(219,348)	(4,301)	(246,631)
Depreciation and amortization	(171,228)	(115,574)	(55,654)	(118,528)
General and administrative	(39,100)	(39,978)	878	(42,245)
Expense from deferred compensation plan liability	(2,483)	(3,123)	640	(581)
Transaction related costs and other	(173)	(721)	548	(762)
Total expenses	(436,633)	(378,744)	(57,889)	(408,747)
Income from partially owned entities	63,195	16,671	46,524	12,822
Interest and other investment income, net	8,989	11,056	(2,067)	9,327
Income from deferred compensation plan assets	2,483	3,123	(640)	581
Interest and debt expense	(89,582)	(87,929)	(1,653)	(89,206)
Gain on debt extinguishment	32,073	—	32,073	—
Gain on sales-type lease	—	803,248	(803,248)	—
Net gains on disposition of wholly owned and partially owned assets	—	8,488	(8,488)	—
Income (loss) before income taxes	42,767	817,350	(774,583)	(16,118)
Income tax expense	(3,571)	(4,123)	552	(5,908)
Net income (loss)	39,196	813,227	(774,031)	(22,026)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(5,748)	10,981	(16,729)	12,690
Operating Partnership	(1,489)	(64,863)	63,374	2,019
Net income (loss) attributable to Vornado	31,959	759,345	(727,386)	(7,317)
Preferred share dividends	(15,525)	(15,526)	1	(15,525)
Net income (loss) attributable to common shareholders	$16,434	$743,819	$(727,385)	$(22,842)

Capitalized expenditures:
Interest and debt expense	$11,069	$9,533	$1,536	$10,118
Development payroll	1,516	1,219	297	1,489
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

CONSOLIDATED NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Six Months Ended June 30,
	2026	2025	Variance
Property rentals(1)	$654,016	$680,568	$(26,552)
Tenant expense reimbursements(1)	97,497	86,549	10,948
Amortization of acquired below-market leases, net	236	184	52
Straight-lining of rents	52,508	19,706	32,802
Total rental revenues	804,257	787,007	17,250
Fee and other income:
BMS cleaning fees	72,687	73,907	(1,220)
Management and leasing fees	5,373	5,956	(583)
Other income	39,030	36,146	2,884
Total revenues	921,347	903,016	18,331
Operating expenses	(470,280)	(444,088)	(26,192)
Depreciation and amortization	(289,756)	(231,729)	(58,027)
General and administrative	(81,345)	(78,575)	(2,770)
Expense from deferred compensation plan liability	(3,064)	(2,034)	(1,030)
Transaction related costs and other	(935)	(764)	(171)
Total expenses	(845,380)	(757,190)	(88,190)
Income from partially owned entities	76,017	113,648	(37,631)
Interest and other investment income, net	18,316	19,317	(1,001)
Income from deferred compensation plan assets	3,064	2,034	1,030
Interest and debt expense	(178,788)	(183,745)	4,957
Gain on debt extinguishment	32,073	—	32,073
Gain on sales-type lease	—	803,248	(803,248)
Net gains on disposition of wholly owned and partially owned assets	—	24,039	(24,039)
Income before income taxes	26,649	924,367	(897,718)
Income tax expense	(9,479)	(11,316)	1,837
Net income	17,170	913,051	(895,881)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	6,942	21,414	(14,472)
Operating Partnership	530	(72,752)	73,282
Net income attributable to Vornado	24,642	861,713	(837,071)
Preferred share dividends	(31,050)	(31,052)	2
Net (loss) income attributable to common shareholders	$(6,408)	$830,661	$(837,069)

Capitalized expenditures:
Interest and debt expense	$21,187	$20,401	$786
Development payroll	3,005	2,320	685
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30, 2026			For the Six Months Ended June 30, 2026
	Total	New York	Other	Total	New York	Other
Property rentals(1)	$332,359	$271,431	$60,928	$654,016	$532,605	$121,411
Tenant expense reimbursements(1)	46,281	37,655	8,626	97,497	76,804	20,693
Amortization of acquired below-market leases, net	135	69	66	236	113	123
Straight-lining of rents	26,298	18,674	7,624	52,508	38,852	13,656
Total rental revenues	405,073	327,829	77,244	804,257	648,374	155,883
Fee and other income:
BMS cleaning fees	33,344	35,848	(2,504)	72,687	77,917	(5,230)
Management and leasing fees	2,658	2,701	(43)	5,373	5,623	(250)
Other income	21,167	13,938	7,229	39,030	25,888	13,142
Total revenues	462,242	380,316	81,926	921,347	757,802	163,545
Operating expenses	(223,649)	(194,620)	(29,029)	(470,280)	(398,048)	(72,232)
Depreciation and amortization	(171,228)	(146,255)	(24,973)	(289,756)	(240,486)	(49,270)
General and administrative	(39,100)	(12,747)	(26,353)	(81,345)	(28,252)	(53,093)
Expense from deferred compensation plan liability	(2,483)	—	(2,483)	(3,064)	—	(3,064)
Transaction related costs and other	(173)	—	(173)	(935)	(930)	(5)
Total expenses	(436,633)	(353,622)	(83,011)	(845,380)	(667,716)	(177,664)
Income from partially owned entities	63,195	60,019	3,176	76,017	71,384	4,633
Interest and other investment income, net	8,989	2,136	6,853	18,316	4,831	13,485
Income from deferred compensation plan assets	2,483	—	2,483	3,064	—	3,064
Interest and debt expense	(89,582)	(37,909)	(51,673)	(178,788)	(75,514)	(103,274)
Gain on debt extinguishment	32,073	208	31,865	32,073	208	31,865
Income (loss) before income taxes	42,767	51,148	(8,381)	26,649	90,995	(64,346)
Income tax expense	(3,571)	(1,898)	(1,673)	(9,479)	(3,618)	(5,861)
Net income (loss)	39,196	49,250	(10,054)	17,170	87,377	(70,207)
Less net (income) loss attributable to noncontrolling interests in consolidated subsidiaries	(5,748)	7,629	(13,377)	6,942	16,878	(9,936)
Net income (loss) attributable to Vornado Realty L.P.	33,448	$56,879	$(23,431)	24,112	$104,255	$(80,143)
Less net (income) loss attributable to noncontrolling interests in the Operating Partnership	(1,461)			587
Preferred unit distributions	(15,553)			(31,107)
Net income (loss) attributable to common shareholders	$16,434			$(6,408)
For the three and six months ended June 30, 2025
Net income (loss) attributable to Vornado Realty L.P.	$824,208	$860,469	$(36,261)	$934,465	$1,004,147	$(69,682)
Net income attributable to common shareholders	$743,819			$830,661
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT AND SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2026
	2026	2025		2026	2025
NOI at share:
New York:
Office (includes base retail)(1)(2)	$183,424	$170,935	$174,943	$358,367	$364,485
Street Retail(1)	52,533	44,492	46,686	99,219	88,062
Residential	6,695	6,362	6,996	13,691	12,554
Alexander’s	9,046	8,315	7,924	16,970	17,824
Total New York	251,698	230,104	236,549	488,247	482,925
Other:
THE MART(3)	27,299	25,197	15,890	43,189	41,113
555 California Street	14,850	18,686	13,651	28,501	36,529
Other investments	10,217	3,686	6,033	16,250	10,396
Total Other	52,366	47,569	35,574	87,940	88,038
NOI at share	$304,064	$277,673	$272,123	$576,187	$570,963

NOI at share - cash basis:
New York:
Office (includes base retail)(1)(2)(4)	$155,899	$124,268	$151,963	$307,862	$293,514
Street Retail(1)	49,754	42,764	41,239	90,993	84,453
Residential	6,354	5,990	6,571	12,925	11,838
Alexander's	2,950	9,344	8,756	11,706	19,882
Total New York	214,957	182,366	208,529	423,486	409,687
Other:
THE MART(3)	28,873	25,258	17,625	46,498	42,775
555 California Street	8,962	20,684	8,859	17,821	38,821
Other investments	10,391	3,411	6,044	16,435	9,807
Total Other	48,226	49,353	32,528	80,754	91,403
NOI at share - cash basis	$263,183	$231,719	$241,057	$504,240	$501,090
________________________________
(1)During the first quarter of 2026, we reclassified retail assets located at the base of our office buildings from the retail subsegment to the office subsegment. The retail subsegment was renamed “Street Retail” and now comprises standalone retail properties and mixed-use assets with prominent retail components, including related signage, with a concentration on High Streets such as Fifth Avenue, Madison Avenue and Times Square. Please see our Property Table on pages 34 - 42 for the composition of each subsegment. Prior period balances have been reclassified to conform to current period presentation. This change applies only to net operating income; all other operating metrics, including occupancy, leasing activity, and lease expirations continue to be presented based on space type.
(2)Includes BMS NOI of $7,306, $7,584, $10,170, $17,476 and $14,520 for the three months ended June 30, 2026 and 2025 and March 31, 2026 and the six months ended June 30, 2026 and 2025, respectively.
(3)The three months ended June 30, 2026 and 2025 include the impact of a reversal of a prior period tax accrual resulting from a property tax reassessment.
(4)2025 includes the impact of the payment of $22,361 for prior period PENN 1 ground rent owed based on the rent reset determination.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	THE MART(2)	555 California Street
Same store NOI at share % increase (decrease)(1):
Three months ended June 30, 2026 compared to June 30, 2025	9.8%	11.9%	9.1%	(14.3)%
Six months ended June 30, 2026 compared to June 30, 2025	8.1%	10.5%	5.7%	(17.9)%
Three months ended June 30, 2026 compared to March 31, 2026	8.3%	3.8%	71.8%	8.8%

Same store NOI at share - cash basis % increase (decrease) (1):
Three months ended June 30, 2026 compared to June 30, 2025	2.9%	6.2%	15.1%	(48.6)%	(3)
Six months ended June 30, 2026 compared to June 30, 2025	0.8%	4.7%	9.3%	(49.9)%	(3)
Three months ended June 30, 2026 compared to March 31, 2026	5.6%	0.4%	63.8%	1.2%
________________________________
(1)See pages ix through xiv in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.
(2)The three months ended June 30, 2026 and 2025 include the impact of a reversal of a prior period tax accrual resulting from a property tax reassessment.
(3)Variance in same store NOI at share vs. same store NOI at share - cash basis is primarily due to GAAP rent commencing on new leases with free rent periods.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	THE MART
Three Months Ended June 30, 2026
Total square feet leased	348	61	103	15
Our share of square feet leased:	307	36	103	10
Initial rent(1)	$107.24	$277.05	$54.12	$71.70
Weighted average lease term (years)	8.0	2.0	7.3	2.5
Second generation relet space:
Square feet	143	32	50	—
GAAP basis:
Straight-line rent(2)	$97.25	$265.77	$60.96	$—
Prior straight-line rent	$90.32	$237.00	$53.48	$—
Percentage increase	7.7%	12.1%	14.0%	—%
Cash basis (non-GAAP):
Initial rent(1)	$101.48	$265.18	$61.63	$—
Prior escalated rent	$96.69	$251.40	$59.26	$—
Percentage increase	5.0%	5.5%	4.0%	—%
Tenant improvements and leasing commissions:
Per square foot	$113.69	$38.94	$96.27	$49.39
Per square foot per annum	$14.21	$19.47	$13.19	$19.76
Percentage of initial rent	13.3%	7.0%	24.4%	27.6%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period

	New York			555 California Street
	Office	Retail	THE MART
Six Months Ended June 30, 2026
Total square feet leased	659	86	122	111
Our share of square feet leased:	550	49	122	77
Initial rent(1)	$105.14	$349.23	$56.59	$141.28
Weighted average lease term (years)	8.3	4.8	6.7	8.6
Second generation relet space:
Square feet	264	33	65	58
GAAP basis:
Straight-line rent(2)	$97.07	$286.88	$62.88	$178.18
Prior straight-line rent	$88.66	$247.34	$56.76	$123.11
Percentage increase	9.5%	16.0%	10.8%	44.7%
Cash basis (non-GAAP):
Initial rent(1)	$101.75	$284.90	$63.69	$162.85
Prior escalated rent	$95.02	$265.32	$62.14	$134.95
Percentage increase	7.1%	7.4%	2.5%	20.7%
Tenant improvements and leasing commissions:
Per square foot	$125.80	$62.70	$85.90	$159.54
Per square foot per annum	$15.16	$13.06	$12.82	$18.55
Percentage of initial rent	14.4%	3.7%	22.7%	13.1%
_______________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited)
(Amounts in thousands)

Our Share of Square Feet of Expiring Leases As of June 30, 2026

New York Office	398	1,219	948	1,115	718	923	647	616	487	1,302	500	6,625
New York Retail	20	14	64	44	143	49	82	36	145	22	144	346
THE MART	64	195	739	190	109	340	540	101	84	33	414	108
555 California Street	30	73	164	107	9	39	13	15	—	210	107	324
Total	512	1,501	1,915	1,456	979	1,351	1,282	768	716	1,567	1,165	7,403
% of total	2.5%	7.3%	9.3%	7.1%	4.7%	6.6%	6.2%	3.7%	3.5%	7.6%	5.7%	35.8%
_______________________________
(1) Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

LEASE EXPIRATIONS DETAIL (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Second Quarter 2026(2)	61,000		$5,824,000	$95.48	0.5%

	Third Quarter 2026	87,000		6,677,000	76.75	0.5%
	Fourth Quarter 2026	250,000		15,259,000	61.04	1.2%
	Remaining 2026	337,000		21,936,000	65.09	1.7%
	First Quarter 2027	350,000		30,134,000	86.10	2.3%
	Second Quarter 2027	526,000		46,057,000	87.56	3.6%
	Remaining 2027	343,000		27,193,000	79.28	2.1%
	2028	948,000		75,917,000	80.08	5.9%
	2029	1,115,000		86,589,000	77.66	6.7%
	2030	718,000		66,204,000	92.21	5.2%
	2031	923,000		88,377,000	95.75	6.9%
	2032	647,000		56,365,000	87.12	4.4%
	2033	616,000		54,955,000	89.21	4.3%
	2034	487,000		47,458,000	97.45	3.7%
	2035	1,302,000		113,469,000	87.15	8.8%
	2036	500,000		49,518,000	99.04	3.9%
	Thereafter	6,625,000	(3)	514,858,000	77.71	40.0%

Retail:	Second Quarter 2026(2)	1,000		$25,000	$25.00	0.0%

	Third Quarter 2026	8,000		4,430,000	553.75	1.7%
	Fourth Quarter 2026	11,000		1,494,000	135.82	0.6%
	Remaining 2026	19,000		5,924,000	311.79	2.3%
	First Quarter 2027	2,000		5,769,000	2,884.50	2.2%
	Second Quarter 2027	6,000		564,000	94.00	0.2%
	Remaining 2027	6,000		8,369,000	1,394.83	3.2%
	2028	64,000		18,675,000	291.80	7.1%
	2029	44,000		20,561,000	467.30	7.8%
	2030	143,000		23,327,000	163.13	8.9%
	2031	49,000		29,089,000	593.65	11.1%
	2032	82,000		34,116,000	416.05	13.0%
	2033	36,000		12,435,000	345.42	4.7%
	2034	145,000		20,743,000	143.06	7.9%
	2035	22,000		11,733,000	533.32	4.5%
	2036	144,000		17,581,000	122.09	6.7%
	Thereafter	346,000		53,316,000	154.09	20.4%
_____________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.
(3)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS DETAIL (unaudited) OTHER SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
THE MART			Total	Per Sq. Ft.
Office / Showroom / Retail:	Second Quarter 2026(2)	11,000	$533,000	$48.45	0.4%

	Third Quarter 2026	32,000	2,173,000	67.91	1.5%
	Fourth Quarter 2026	21,000	1,314,000	62.57	0.9%
	Remaining 2026	53,000	3,487,000	65.79	2.4%
	First Quarter 2027	39,000	1,895,000	48.59	1.3%
	Second Quarter 2027	23,000	1,767,000	76.83	1.2%
	Remaining 2027	133,000	7,529,000	56.61	5.1%
	2028	739,000	37,259,000	50.42	25.0%
	2029	190,000	10,688,000	56.25	7.2%
	2030	109,000	6,432,000	59.01	4.3%
	2031	340,000	17,499,000	51.47	11.8%
	2032	540,000	26,272,000	48.65	17.7%
	2033	101,000	5,203,000	51.51	3.5%
	2034	84,000	4,213,000	50.15	2.8%
	2035	33,000	1,665,000	50.45	1.1%
	2036	414,000	19,121,000	46.19	12.9%
	Thereafter	108,000	4,898,000	45.35	3.3%

555 California Street
Office / Retail:	Second Quarter 2026(2)	—	$—	$—	0.0%

	Third Quarter 2026	—	—	—	0.0%
	Fourth Quarter 2026	30,000	3,161,000	105.37	2.8%
	Remaining 2026	30,000	3,161,000	105.37	2.8%
	First Quarter 2027	14,000	714,000	51.00	0.6%
	Second Quarter 2027	38,000	4,554,000	119.84	4.0%
	Remaining 2027	21,000	2,609,000	124.24	2.3%
	2028	164,000	14,939,000	91.09	13.1%
	2029	107,000	11,563,000	108.07	10.2%
	2030	9,000	787,000	87.44	0.7%
	2031	39,000	3,638,000	93.28	3.2%
	2032	13,000	1,522,000	117.08	1.3%
	2033	15,000	1,902,000	126.80	1.7%
	2034	—	—	—	0.0%
	2035	210,000	19,949,000	95.00	17.5%
	2036	107,000	14,340,000	134.02	12.6%
	Thereafter	324,000	34,108,000	105.27	30.0%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

CAPITAL EXPENDITURES AND RE/DEVELOPMENT (unaudited)
CONSOLIDATED
(Amounts in thousands)
	For the Six Months Ended June 30, 2026
	Total Company	New York	THE MART	555 California Street	Other
Capital expenditures:
Expenditures to maintain assets	$33,462	$24,910	$3,277	$5,275	$—
Tenant improvements	28,560	26,970	959	631	—
Leasing commissions	11,991	7,996	69	3,926	—
Recurring tenant improvements, leasing commissions and other capital expenditures	74,013	59,876	4,305	9,832	—
Non-recurring capital expenditures(1)	67,378	57,318	10,060	—	—
Total capital expenditures and leasing commissions	$141,391	$117,194	$14,365	$9,832	$—

Development and redevelopment expenditures(2):
623 Fifth Avenue	$18,320	$18,320	$—	$—	$—
PENN 2	17,085	17,085	—	—	—
Hotel Pennsylvania site (PENN 15)	10,669	10,669	—	—	—
Other	16,775	16,726	30	—	19
	$62,849	$62,800	$30	$—	$19
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

DEVELOPMENT/REDEVELOPMENT - ACTIVE PROJECTS AND FUTURE OPPORTUNITIES
(Amounts in thousands, except square feet)
		(at Vornado’s share)					Projected Incremental Cash Yield
Active Development Projects:	Property Rentable Sq. Ft.	Budget		Cash Amount Expended	Remaining Expenditures	Projected Leasing Stabilization Year
623 Fifth Avenue office condominium	383,000	$450,000	(1)	$244,255	$205,745	2028	10.1%

Future Opportunities: New York segment:	Zoning Sq. Ft.
PENN District:
Hotel Pennsylvania site (PENN 15)	2,052,000
Eighth Avenue and 34th Street land	312,000
Multiple other opportunities - office/residential/retail
Total PENN District	2,364,000
350 Park Avenue assemblage (the “350 Park Site”)(2)	1,455,000
260 Eleventh Avenue - office(3)	280,000
3 East 54th Street	233,000
57th Street land (50% interest)	150,000
Other segment:
527 West Kinzie land, Chicago	330,000
Total Future Opportunities	4,812,000
________________________________
(1)Includes purchase price.
(2)On December 18, 2025, an affiliate of KG, Citadel’s Founder and CEO, exercised an option to acquire at least a 60% interest in a joint venture (the “350 Park JV”) that would develop the site (the “Investment Option”). Vornado and the Rudin Family, via a joint venture (the “Vornado/Rudin JV”), have the option to acquire an interest between 23% and 40% in the 350 Park JV (with Vornado having an effective ownership ranging from 21% to 36%). 350 Park JV would combine 350 Park Avenue with 39 East 51st Street (owned by the Vornado/Rudin JV) and 40 East 52nd Street (owned by the Rudin Family) to build an approximate 1,900,000 square foot office tower (the “350 Park Site”) with Citadel as the anchor tenant. The Vornado/Rudin JV has until August 2026 to determine whether to enter into the 350 Park JV with KG or to exercise the option to put the 350 Park Site to KG for $1.2 billion ($900 million to Vornado). The Investment Option closing is subject to the satisfaction of certain conditions.
(3)The building is subject to a ground lease. See page 33 for details.

There can be no assurance that the above project will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the property on the expected schedule or at the assumed rental rates.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	As of June 30, 2026			Our Share of Net Income (Loss) for the Three Months Ended June 30,				Our Share of NOI (non-GAAP) for the Three Months Ended June 30,
	Percentage Ownership	Company's Carrying Amount		2026		2025		2026	2025
Joint Venture Name
New York:
Fifth Avenue and Times Square JV(1)	51.5%	$1,534,771		$11,786		$10,152		$27,689	$25,302
Park Avenue Plaza(2)	49.0%	238,400		202		—		2,875	—
280 Park Avenue	50.0%	118,416		(2,678)		(3,788)		9,864	8,957
Alexander's	32.4%	80,993		46,648	(3)	1,919		9,046	8,315
Independence Plaza	50.1%	65,509		(63)		893		6,694	6,362
7 West 34th Street	53.0%	(41,895)	(4)	1,139		1,131		3,706	3,637
West 57th Street properties	50.0%	36,410		20		2,286	(5)	169	(33)
85 Tenth Avenue	49.9%	(27,065)	(4)	(847)		(1,541)		4,610	3,996
61 Ninth Avenue	45.1%	1,019		150		(39)		1,904	1,858
Other, net	Various	24,013		3,662		2,333		4,325	5,193
				60,019		13,346		70,882	63,587

Other:
Alexander's corporate fee income	32.4%			3,492		1,406		2,103	833
Rosslyn Plaza	43.7% to 50.4%	35,063		(69)		101		179	548
Other, net	Various	94,630		(247)		1,818		3,474	1,259
				3,176		3,325		5,756	2,640

Total				$63,195		$16,671		$76,638	$66,227
________________________________
(1)Includes $6,173 and $6,503 of income on our return on preferred equity, net of our share of expenses for the three months ended June 30, 2026 and 2025 respectively.
(2)On June 11, 2026, we completed the purchase of a 49.0% interest in Park Avenue Plaza. See page 3 for details.
(3)Includes our $44,329 share of the net gain from Alexander’s sale of Rego Park I. See page 3 for details.
(4)Our negative basis results from distributions in excess of our investment.
(5)Includes our $2,527 share of the gain from the sale of 49 West 57th Street.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at June 30, 2026	Our Share of Net Income (Loss) for the Six Months Ended June 30,				Our Share of NOI (non-GAAP) for the Six Months Ended June 30,
		2026		2025		2026	2025
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$9,936		$9,486		$55,035	$48,879
Return on preferred equity, net of our share of the expense		12,278		15,046		—	—
Net gain on sale		—		76,162		—	—
		22,214		100,694		55,035	48,879
Alexander's	32.4%	48,103	(1)	5,842		16,970	17,824
Park Avenue Plaza(2)	49.0%	202		—		2,875	—
280 Park Avenue	50.0%	(5,196)		(8,257)		20,372	17,251
85 Tenth Avenue	49.9%	(1,867)		(3,503)		8,912	7,489
7 West 34th Street	53.0%	1,774		4,110		7,008	9,489
61 Ninth Avenue	45.1%	262		20		3,814	3,802
Independence Plaza	50.1%	142		1,904		13,691	12,554
West 57th Street properties	50.0%	(23)		2,103	(3)	288	(15)
Other, net	Various	5,773		4,470		7,353	10,173
		71,384		107,383		136,318	127,446
Other:
Alexander's corporate fee income	32.4%	4,737		3,039		2,845	1,843
Rosslyn Plaza	43.7% to 50.4%	(121)		57		516	987
Other, net	Various	17		3,169		5,267	3,062
		4,633		6,265		8,628	5,892

Total		$76,017		$113,648		$144,946	$133,338
________________________________
(1)Includes our $44,329 share of the net gain from Alexander’s sale of Rego Park I. See page 3 for details.
(2)On June 11, 2026, we completed the purchase of a 49.0% interest in Park Avenue Plaza. See page 3 for details.
(3)Includes our $2,527 share of that gain from the sale of 49 West 57th Street.

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
DEBT SUMMARY	As of June 30, 2026
	Total		Variable			Fixed(1)
(Contractual debt balances)	Amount	Weighted Average Interest Rate	Amount		Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(2)	$7,487,543	4.86%	$1,972,543		5.30%	$5,515,000	4.70%
Pro rata share of debt of non-consolidated entities	2,731,021	5.56%	384,808		6.47%	2,346,213	5.41%
Total	10,218,564	5.05%	2,357,351		5.49%	7,861,213	4.92%
Less: Noncontrolling interests' share of consolidated debt (1290 Avenue of the Americas and 555 California Street)	(645,000)		(645,000)			—
Company's pro rata share of total debt	$9,573,564	5.01%	$1,712,351	(3)	5.44%	$7,861,213	4.92%
________________________________
See notes below

NET DEBT TO EBITDAre, AS ADJUSTED (unaudited)

	As of and For the Trailing Twelve Months Ended June 30, 2026 (4)		For the Year Ended December 31,
			2025		2024		2023
Secured debt	$4,869,543		$4,944,037		$5,707,176		$5,729,615
Unsecured debt	2,618,000		2,270,420		2,575,000		2,575,000
Pro rata share of debt of non-consolidated entities	2,731,021		2,478,544		2,477,701		2,654,701
Less: Noncontrolling interests’ share of consolidated debt	(645,000)		(682,247)		(682,059)		(682,059)
Company’s pro rata share of total debt	$9,573,564		$9,010,754		$10,077,818		$10,277,257
% Unsecured debt	27%		25%		26%		25%

Company’s pro rata share of total debt	$9,573,564		$9,010,754		$10,077,818		$10,277,257
Less: Cash and cash equivalents and investments in U.S. Treasury bills	(675,353)		(840,850)		(733,947)		(997,002)
Less: Escrowed cash included within restricted cash on our balance sheet	(75,024)		(99,253)		(187,416)		(221,578)
Less: Pro rata share of unconsolidated partially owned entities’ cash and cash equivalents and escrowed cash	(244,249)		(195,867)		(248,835)		(295,983)
Plus: Noncontrolling interests’ share of cash and cash equivalents, escrowed cash and investments in U.S. Treasury bills	78,944		87,407		129,160		101,564
Net debt	$8,657,882		$7,962,191		$9,036,780		$8,864,258
EBITDAre, as adjusted (non-GAAP)	$1,083,812		$1,039,843		$1,049,320		$1,081,332
Net debt / EBITDAre, as adjusted (non-GAAP)	8.0	x	7.7	x	8.6	x	8.2	x
________________________________
(1)Includes variable rate debt with interest rates fixed by interest rate swap arrangements.
(2)See page xv in the Appendix for reconciliation of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of June 30, 2026.
(3)As of June 30, 2026, $851,818 of variable rate debt (at share) is subject to interest rate cap arrangements, the $860,533 of variable rate debt not subject to interest rate cap arrangements represents 9% of our total pro rata share of debt. See page 29 for details.
(4)Trailing twelve months ended June 30, 2026 EBITDAre, as adjusted, includes a $48,000 adjustment to annualize our share of EBITDAre from Park Avenue Plaza, which we acquired on June 11, 2026.
See page i in the Appendix for definitions of EBITDAre and net debt to EBITDAre, as adjusted. See reconciliation of net income (loss) to EBITDA to EBITDAre on pages v and vi in the Appendix.

CORPORATE COVENANT RATIOS AND CREDIT RATINGS (unaudited)
(Amounts in thousands)

		As of
Unsecured Revolving Credit Facilities and Unsecured Term Loan(1)	Required	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Total outstanding debt/total assets(2)	Less than 60%	34%	35%	34%	34%
Secured debt/total assets	Less than 50%	23%	22%	25%	25%
Fixed charge coverage	Greater than 1.40	2.02	1.98	1.98	2.01
Unsecured debt/cap value of unencumbered assets	Less than 60%	22%	25%	18%	18%
Unencumbered coverage ratio	Greater than 1.75	7.43	7.79	8.36	8.81

2031 Unsecured Notes Covenant Ratios(1)
Total outstanding debt/total assets(3)	Less than 65%	45%	48%	46%	43%
Secured debt/total assets	Less than 50%	32%	33%	33%	31%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.02	1.93	2.19	2.24
Unencumbered assets/unsecured debt	Greater than 150%	480%	421%	492%	480%

2033 Unsecured Notes Covenant Ratios(1)
Total outstanding debt/total assets(4)	Less than 65%	41%	42%
Secured debt/total assets	Less than 50%	28%	29%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.13	2.07
Unencumbered assets/unsecured debt	Greater than 150%	483%	428%

Consolidated Unencumbered EBITDA(1) (non-GAAP):	Trailing Twelve Months
New York	$357,389
Other	104,731
Total	$462,120

Credit Ratings(5):	Rating	Outlook
Moody’s	Ba1	Stable
S&P	BBB-	Stable
Fitch	BB+	Positive
________________________________
(1)Our debt covenant ratios and consolidated unencumbered EBITDA are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios and amounts of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(2)Total assets calculated as EBITDA capped at the following rates: 6.5% for office, 6.0% for retail, 8.0% for trade shows, and 6.5% for other asset types.
(3)Total assets include EBITDA capped at 7.0% per the terms of our senior unsecured notes covenants.
(4)Total assets calculated as the greater of (i) EBITDA capped at 7.0% and (ii) the depreciated book value of the asset.
(5)Credit ratings are provided for informational purposes only and are not a recommendation to buy or sell our securities.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
Debt (contractual balances):			As of June 30, 2026
Consolidated debt(1):
Mortgages payable			$4,869,543
Senior unsecured notes			850,000
$850 Million unsecured term loan			850,000
$2.1 Billion unsecured revolving credit facilities			918,000
			7,487,543
Pro rata share of debt of non-consolidated entities			2,731,021
Less: Noncontrolling interests' share of consolidated debt (1290 Avenue of the Americas and 555 California Street)			(645,000)
			9,573,564	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
3.25% preferred units (D-17) (141,400 units @ $25.00 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares(2)	June 30, 2026 Common Share Price
Equity:
Common shares	186,721	$39.30	7,338,135
Redeemable Class A units and LTIP Unit awards	16,654	39.30	654,502
Convertible share equivalents:
Series D-13 preferred units	1,188	39.30	46,688
Series G-1 through G-4 preferred units	76	39.30	2,987
Series A preferred shares	15	39.30	590
	204,654		8,042,902	(C)
Total Market Capitalization (A+B+C)			$18,839,501
________________________________
(1)See the reconciliation on page xv of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of June 30, 2026.
(2)Excludes share-based equity awards that may be considered dilutive in the period. See page 5 for our weighted average units outstanding on a dilutive basis.

DEBT MATURITIES (CONTRACTUAL BALANCES) (unaudited)
(Amounts in thousands)

Consolidated Debt Maturity Schedule(1) as of June 30, 2026 (Excludes pro rata share of JV Debt)

Consolidated (100%):
Secured	$244,543	(2)	$880,000	$2,300,000	$—	$450,000	$995,000
Unsecured	—		—	—	—	—	2,618,000
Total consolidated debt (100%)	$244,543		$880,000	$2,300,000	$—	$450,000	$3,613,000
% of total consolidated debt	3.3%		11.8%	30.7%	—%	6.0%	48.2%
Debt maturities at share:
Consolidated debt (100%)	$244,543		$880,000	$2,300,000	$—	$450,000	$3,613,000
Pro rata share of debt of non-consolidated entities	418,382		39,441	898,861	206,006	628,808	539,523
Less: Noncontrolling interests' share of consolidated debt	—		—	(645,000)	—	—	—
Total debt at share	$662,925		$919,441	$2,553,861	$206,006	$1,078,808	$4,152,523
% of total debt at share	6.9%		9.6%	26.7%	2.2%	11.3%	43.3%
_______________________________
(1)Assumes the exercise of as-of-right extension options. Debt classified as fixed rate includes the effect of interest rate swap arrangements which may expire prior to debt maturity. See page 29 for information on interest rate swap arrangements.
(2)Includes the 888 Seventh Avenue $244,543 non-recourse mortgage loan which matured and was not repaid, resulting in the lenders declaring an event of default. See page 4 for further information.

DEBT DETAIL CONSOLIDATED (unaudited)
(Amounts in thousands)
Property	Ownership %	Maturity Date(1)	Variable Rate Spread		Interest Rate(2)	Debt Balance (100%)	Debt Balance (at share)
Secured Debt:
888 Seventh Avenue	100.0%	(3)	S+180		5.42%	244,543	244,543
350 Park Avenue	100.0%	01/27			4.00%	400,000	400,000
100 West 33rd Street	100.0%	06/27			5.26%	480,000	480,000
150 West 34th Street	100.0%	02/28	S+215		5.76%	75,000	75,000
435 Seventh Avenue	100.0%	04/28	S+210		5.71%	75,000	75,000
555 California Street	70.0%	05/28	S+230	(4)	5.67%	1,200,000	840,000
1290 Avenue of the Americas	70.0%	11/28	S+162	(4)	5.11%	950,000	665,000
PENN 11	100.0%	08/30			6.35%	450,000	450,000
One Park Avenue	100.0%	02/31	S+178	(4)	4.56%	525,000	525,000
909 Third Avenue	100.0%	04/31			3.23%	350,000	350,000
4 Union Square South	100.0%	09/35			5.64%	120,000	120,000
Total Secured Debt						4,869,543	4,224,543
Unsecured Debt:
$1.0 Billion revolving credit facility	100.0%	04/29	S+116	(5)	—%	—	—
$1.130 Billion unsecured revolving credit facility	100.0%	02/31	S+101	(4)(5)	4.07%	918,000	918,000
$850 Million unsecured term loan	100.0%	02/31	S+115	(4)(5)	4.20%	850,000	850,000
Senior unsecured notes due 2031	100.0%	06/31			3.40%	350,000	350,000
Senior unsecured notes due 2033	100.0%	02/33			5.75%	500,000	500,000
Total Unsecured Debt						2,618,000	2,618,000
Total Consolidated Debt						$7,487,543	$6,842,543
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See page 29 for information on interest rate swap and interest rate cap arrangements.
(3)On March 9, 2026, we entered into a forbearance agreement with the lenders on the loan, which matured in December 2025 and was not repaid. See page 4 for details.
(4)Balance is partially hedged by interest rate swap arrangements. See page 29 for details.
(5)In April 2026, we qualified for a sustainability margin adjustment on our unsecured term loan and $1.130 billion revolving credit facility and re-qualified on our $1.0 billion revolving credit facility by achieving certain KPI metrics, which reduced our interest rate by 0.05% for our term loan and 0.04% for our credit facilities.

DEBT DETAIL UNCONSOLIDATED (unaudited)
(Amounts in thousands)
Property	Ownership %	Maturity Date(1)	Variable Rate Spread	Interest Rate(2)	Debt Balance (100%)	Debt Balance (at share)
Sunset Pier 94 Studios	49.9%	09/26	S+480	8.42%	$165,345	$82,507
825 Seventh Avenue office condominium	50.0%	10/26	S+275	6.37%	48,000	24,000
85 Tenth Avenue	49.9%	12/26		4.55%	625,000	311,875
Wells Kinzie	50.0%	05/27		4.20%	17,971	8,985
The Alexander apartment tower	32.4%	11/27		2.63%	94,000	30,456
697-703 Fifth Avenue	44.8%	03/28		5.47%	355,359	159,150
61 Ninth Avenue	45.1%	06/28	S+300	6.61%	161,000	72,611
280 Park Avenue	50.0%	09/28		5.84%	1,075,000	537,500
731 Lexington Avenue office condominium	32.4%	10/28		5.04%	400,000	129,600
Rosslyn Plaza North(3)	50.4%	06/29	S+275	6.37%	10,000	5,041
640 Fifth Avenue	52.0%	07/29		7.47%	386,583	200,965
1535 Broadway	52.0%	05/30		6.90%	450,000	233,933
Independence Plaza	50.1%	06/30		5.84%	675,000	338,175
Rego Park II	32.4%	12/30	S+200	5.64%	175,000	56,700
7 West 34th Street	53.0%	02/31		5.79%	250,000	132,500
Fashion Centre/Washington Tower	7.5%	04/31		5.70%	465,000	34,875
Park Avenue Plaza	49.0%	11/31		2.99%	575,000	281,750
330 West 34th Street ground lessor	34.8%	09/32		4.55%	100,000	34,825
731 Lexington Avenue retail condominium	32.4%	12/35		4.55%	171,522	55,573
Total Unconsolidated Debt					$6,199,780	$2,731,021
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See page 29 for information on interest rate swap and interest rate cap arrangements.
(3)On June 4, 2026, the joint venture completed a $10,000 refinancing of Rosslyn Plaza. The new loan matures in June 2029 and bears interest at SOFR plus 2.75%. The joint venture paid down by $15,000 the prior $25,000 loan that bore interest at SOFR plus 2.00% and was scheduled to mature in June 2026.

HEDGING INSTRUMENTS AS OF JUNE 30, 2026 (unaudited)
(Amounts in thousands)
	Debt Information			Swap / Cap Information
	Balance at Share	Maturity Date(1)	Variable Rate Spread	Notional Amount at Share		Expiration Date	All-In Swapped Rate

Interest Rate Swaps:
Consolidated:
555 California Street mortgage loan	$840,000	05/28	S+230	$840,000		05/28	5.56%
One Park Avenue mortgage loan	525,000	02/31	S+178	500,000		07/27	4.52%
Unsecured revolving credit facility	918,000	02/31	S+101	575,000		08/27	3.74%
Unsecured term loan	850,000	02/31	S+115
Through 10/26				750,000		10/26	4.12%
10/26 through 7/27				250,000		07/27	3.89%
7/27 through 8/27				50,000		08/27	3.89%
100 West 33rd Street mortgage loan	480,000	06/27	S+185	480,000		06/27	5.26%
1290 Avenue of the Americas mortgage loan	665,000	11/28	S+162	200,000		09/27	4.58%
Unconsolidated:
280 Park Avenue mortgage loan	537,500	09/28	S+178	537,500		09/28	5.84%
Interest Rate Caps:							Index Strike Rate
Consolidated:
1290 Avenue of the Americas mortgage loan	665,000	11/28	S+162	465,000		11/26	4.00%
One Park Avenue mortgage loan	525,000	02/31	S+178	25,000		02/28	5.20%
150 West 34th Street mortgage loan	75,000	02/28	S+215	75,000		02/27	5.00%
435 Seventh Avenue mortgage loan	75,000	04/28	S+210	75,000		04/27	4.00%
Unconsolidated:
Sunset Pier 94 Studios	82,507	09/26	S+480	82,507		09/26	4.00%
61 Ninth Avenue mortgage loan	72,611	06/28	S+300	72,611		06/27	4.25%
Rego Park II mortgage loan	56,700	12/30	S+200	56,700		12/26	4.50%

Debt subject to interest rate swaps				3,882,500
Variable rate debt subject to interest rate caps				851,818
Fixed rate debt per loan agreements				3,978,713
Variable rate debt not subject to interest rate swaps or caps				860,533	(2)
Total debt at share				$9,573,564
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Our exposure to SOFR index increases is partially mitigated by an increase in interest income on our cash, cash equivalents and restricted cash.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Escalated Rents At Share(1)	% of Total Annualized Escalated Rents At Share
Meta Platforms, Inc.	700,327	$88,273	4.7%
Omnicom (formerly IPG and affiliates)	955,211	63,565	3.4%
New York University(2)	1,761,681	58,732	3.1%
Bloomberg L.P.	306,768	45,514	2.4%
Madison Square Garden & Affiliates	432,639	44,440	2.4%
Google/Motorola Mobility (guaranteed by Google)	759,446	41,423	2.2%
UMG Recordings, Inc.	336,700	35,411	1.9%
Apple Inc.	572,631	34,758	1.9%
Amazon (including its Whole Foods subsidiary)	312,694	33,238	1.8%
Neuberger Berman Group LLC	306,612	28,819	1.5%
Evercore	248,400	27,165	1.5%
WeWork	303,741	26,599	1.4%
LVMH Brands	63,002	26,191	1.4%
Swatch Group USA	8,499	25,465	1.4%
Verizon	203,322	23,539	1.3%
Victoria's Secret	33,156	21,398	1.1%
Bank of America	194,197	21,119	1.1%
PJT Partners Holdings	145,316	19,858	1.1%
PwC	241,196	19,537	1.0%
Macy's	181,698	19,394	1.0%
Kirkland & Ellis LLP	107,582	14,346	0.8%
Morgan Stanley	171,003	14,293	0.8%
Dick's Sporting Goods	131,420	14,241	0.8%
AMC Networks, Inc.	181,936	14,156	0.8%
The City of New York	232,010	12,515	0.7%
Dodge & Cox	107,925	12,264	0.7%
King & Spalding	122,859	11,980	0.6%
WSP USA	172,666	11,872	0.6%
Wells Fargo Group	101,714	11,464	0.6%
Major League Soccer LLC	125,013	11,251	0.6%
			44.6%
________________________________
(1)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space.
(2)Includes NYU’s master lease of 1,076,000 square feet at 770 Broadway. In addition to the $9,281 annual lease payments, which are included in annualized escalated rents above, NYU also made a $935,000 prepaid lease payment at lease commencement.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,756	18,018	968	16,867	—	183	—
Retail (includes retail properties that are in the base of our office properties)	2,296	1,923	257	—	1,666	—	—
Residential - 1,328 units	1,186	604	—	—	—	—	604
Alexander's (32.4% interest), including 312 residential units	2,110	684	—	308	293	—	83
	26,348	21,229	1,225	17,175	1,959	183	687

Other:
THE MART	3,697	3,695	—	2,125	84	1,239	247
555 California Street (70% interest)	1,822	1,275	—	1,240	35	—	—
Other	3,851	1,751	209	397	892	—	253
	9,370	6,721	209	3,762	1,011	1,239	500

Total square feet at June 30, 2026	35,718	27,950	1,434	20,937	2,970	1,422	1,187

Total square feet at March 31, 2026	34,909	27,498	1,475	20,445	2,970	1,421	1,187

	At 100%
Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,635	9	4,685
THE MART	341	3	1,076
555 California Street	168	1	461
Rosslyn Plaza	411	4	1,094
Total at June 30, 2026	2,555	17	7,316

OCCUPANCY (unaudited)

	New York	THE MART	555 California Street
Occupancy rate at:
June 30, 2026	90.8%	80.4%	87.5%
March 31, 2026	90.3%	80.0%	86.7%
December 31, 2025	90.0%	81.5%	88.9%
June 30, 2025	85.2%	78.2%	92.3%

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
June 30, 2026	1,640	766	97.2%	$5,197
March 31, 2026	1,640	766	96.5%	5,096
December 31, 2025	1,643	769	95.5%	5,051
June 30, 2025	1,643	769	95.7%	4,879

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
The Farley Building (95% interest)	$4,750		None	2116	None.
PENN 1:
Land	15,000	(1)	2073	2098	Rent will reset to fair market value (“FMV”) in 2048. One additional 25-year renewal option at FMV.
Long Island Railroad Concourse Retail	1,379		2048	2098
Two 25-year renewal options. Base rent increases every 10 years, with the next rent increase in 2028, based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. In addition, percentage rent is payable based on gross annual income above a specified threshold. Base and percentage rent are reduced by a rent credit calculated as a percentage of development costs funded by Vornado.

260 Eleventh Avenue	4,583		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
330 West 34th Street - 65.2% ground leased	10,265		2051	2149	Two 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every 10 years to FMV.
Other:
Wayne Town Center	6,401		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	650		None	2042	Fixed rent increases to $750 per annum in 2032.
Unconsolidated:
Sunset Pier 94 Studios (49.9% interest)	449		2060	2110	Five 10-year renewal options. Fixed rent increases in 2028 and every five years thereafter. Beginning in September 2028, additional rent is payable in an amount equal to 6% of gross revenue less the base rent.
61 Ninth Avenue (45.1% interest)	3,890		None	2115	Rent increases every three years based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		None	2037	10-year renewal option at 90% of FMV effective 2027 was exercised in March 2025. FMV to be determined.
________________________________
(1)On April 22, 2025, an arbitration panel (the “Panel”) appointed to determine the ground rent payable by Vornado’s subsidiary for the PENN 1 land parcel for the 25-year period beginning June 17, 2023 determined that the annual rent payable will be $15,000 or $20,220 depending on the outcome of litigation described below. On July 21, 2025, the ground lessor filed a motion in New York County Supreme Court to vacate the Panel’s ground rent determination. On October 31, 2025, the court granted the ground lessor’s motion. We believe the decision is without merit and are appealing the court’s decision. Further, litigation is currently pending between the parties in New York County Supreme Court regarding the existence of a sublease potentially affecting the value of the land parcel. The court denied our motion to dismiss that action and, in January 2026, the appellate court affirmed that decision. That sublease litigation is now continuing in front of the lower court. Under the Panel’s decision (assuming the aforementioned vacatur decision that we are appealing is reversed), if the fee owner prevails in a final judgment in that litigation, the annual rent for the 25-year term will be $20,220, retroactive to June 17, 2023.

NEW YORK OFFICE
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property						Total Property	In Service	Under Development or Not Available for Lease
NEW YORK OFFICE:
PENN District:
PENN 1
(ground leased through 2098)**											Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc., United
											Healthcare Services, Inc., Siemens Mobility, WSP USA, Gusto Inc., Samsung,
-Office	100.0%	90.8%	$91.08			2,239,000	2,239,000	—			Canaccord Genuity LLC, Roivant Sciences Inc.
-Retail	100.0%	56.6%	199.39			239,000	239,000	—			Starbucks, Blue Bottle Coffee Inc., Shake Shack
	100.0%	87.6%	97.59		$212,000	2,478,000	2,478,000	—	$—

PENN 2											Madison Square Garden, Major League Soccer LLC, Veeva Systems*,
											UMG Recordings, Inc.*, Current*, Capgemini*, Altana Technologies*,
-Office	100.0%	90.6%	107.72			1,759,000	1,759,000	—			Verizon, Pernod Ricard*, FGS Global*, Dick’s Sporting Goods*
-Retail	100.0%	62.9%	226.60			66,000	66,000	—			JPMorgan Chase
	100.0%	89.6%	110.73		180,600	1,825,000	1,825,000	—	575,000	(4)

The Farley Building (ground and building leased through 2116)**
-Office	95.0%	100.0%	119.86		87,500	730,000	730,000	—	—		Meta Platforms, Inc.

PENN 11
-Office	100.0%	94.7%	75.60			1,120,000	1,120,000	—			Apple Inc., Madison Square Garden, AMC Networks, Inc., Macy's
-Retail	100.0%	41.1%	237.64			39,000	39,000	—			PNC Bank National Association, Starbucks
	100.0%	92.5%	77.74		77,600	1,159,000	1,159,000	—	450,000

100 West 33rd Street
-Office	100.0%	87.4%	69.39			858,000	858,000	—			Omnicom (formerly IPG and affiliates)
-Retail	100.0%	—%	—			257,000	—	257,000
	100.0%	87.4%	69.39		51,700	1,115,000	858,000	257,000	480,000

330 West 34th Street
(65.2% ground leased through 2149)**
-Office	100.0%	94.9%	83.81			702,000	702,000	—			Structure Tone, Deutsch, Inc., HomeAdvisor, Inc., WeWork, Rippling*
-Retail	100.0%	85.5%	115.40			24,000	24,000	—			Starbucks
	100.0%	94.6%	84.59		56,200	726,000	726,000	—	100,000	(5)

7 West 34th Street
-Office	53.0%	100.0%	85.59			458,000	458,000	—			Amazon
-Retail	53.0%	89.6%	369.78			19,000	19,000	—			Amazon, Lindt
	53.0%	99.6%	96.39		44,800	477,000	477,000	—	250,000

Total PENN District					710,400	8,510,000	8,253,000	257,000	1,855,000

Midtown East:
909 Third Avenue
(ground leased through 2063)**											Omnicom (formerly IPG and affiliates), AbbVie Inc., United States Post Office
-Office	100.0%	71.7%	69.35	(6)	53,900	1,353,000	1,353,000	—	350,000		Morrison Cohen LLP, Alix Partners*

NEW YORK OFFICE
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK OFFICE (Continued):
Midtown East (Continued):
150 East 58th Street(7)
-Office	100.0%	78.6%	$82.85		540,000	540,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	100.0%	95.02		3,000	3,000	—
	100.0%	78.7%	82.93	$35,300	543,000	543,000	—	—

Total Midtown East				89,200	1,896,000	1,896,000	—	$350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**									Lone Star US Acquisitions LLC, Top-New York, Inc.,
-Office	100.0%	85.7%	101.67		873,000	873,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	269.19		15,000	15,000	—		Redeye Grill L.P.
	100.0%	85.8%	103.41	79,000	888,000	888,000	—	244,543

50 West 57th Street
-Office	50.0%	90.6%	63.18		69,000	69,000	—
-Retail	50.0%	100.0%	103.96		10,000	10,000	—		Le Colonial*
	50.0%	91.4%	67.10	4,700	79,000	79,000	—	—

825 Seventh Avenue
-Office	50.0%	79.6%	43.99	5,800	169,000	169,000	—	48,000	Young Adult Institute Inc., New Alternatives for Children, Inc.

Total Midtown West				89,500	1,136,000	1,136,000	—	292,543

Park Avenue:
280 Park Avenue									Elliott Investment Management L.P., PJT Partners Holdings, GIC Inc.,
-Office	50.0%	98.9%	123.42		1,238,000	1,238,000	—		Wells Fargo, Investcorp International Inc., Sagard Capital Partners
-Retail	50.0%	100.0%	63.05		29,000	29,000	—		Starbucks, Fasano Restaurant
	50.0%	99.0%	122.06	153,100	1,267,000	1,267,000	—	1,075,000

Park Avenue Plaza
-Office	49.0%	100.0%	97.45		1,167,000	1,167,000	—		Evercore, Morgan Stanley
-Retail	49.0%	61.9%	92.79		8,000	8,000	—		Duane Reade
	49.0%	99.7%	97.43	113,500	1,175,000	1,175,000	—	575,000

Total Park Avenue				266,600	2,442,000	2,442,000	—	1,650,000

Grand Central:
90 Park Avenue									Alston & Bird, PwC, MassMutual, Glencore*,
-Office	100.0%	100.0%	86.23		939,000	939,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	96.0%	176.80		17,000	17,000	—		Citibank, Starbucks
Total Grand Central	100.0%	99.9%	87.71	80,900	956,000	956,000	—	—

NEW YORK OFFICE
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK OFFICE (Continued):
Madison/Fifth:
623 Fifth Avenue
-Office	100.0%	—	$—	$—	383,000	—	383,000	$—
Total Madison/Fifth				—	383,000	—	383,000	—

Midtown South:
770 Broadway
-Office	100.0%	100.0%	(8)	(8)	1,091,000	1,091,000	—		New York University
-Retail	100.0%	100.0%	76.89	6,600	92,000	92,000	—		Wegmans Food Markets
	100.0%	100.0%			1,183,000	1,183,000	—	—

One Park Avenue
									New York University, BMG Rights Management LLC,
-Office	100.0%	93.9%	73.56		867,000	867,000	—		Robert A.M. Stern Architect
-Retail	100.0%	95.6%	85.73		78,000	78,000	—		Bank of Baroda, Citibank, Equinox, Tous Les Jour*
	100.0%	94.0%	74.56	64,900	945,000	945,000	—	525,000

Total Midtown South				71,500	2,128,000	2,128,000	—	525,000

Rockefeller Center:
1290 Avenue of the Americas									Hachette Book Group Inc., Bryan Cave LLP, Neuberger Berman Group LLC,
									Cushman & Wakefield, Selendy Gay PLLC, Columbia University,
-Office	70.0%	94.6%	91.43		2,007,000	2,007,000	—		Fubotv Inc, LinkLaters, King & Spalding, Oaktree Capital
-Retail	70.0%	95.0%	202.47		90,000	90,000	—		Duane Reade, JPMorgan Chase Bank, Starbucks
Total Rockefeller Center	70.0%	94.6%	95.03	183,600	2,097,000	2,097,000	—	950,000

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	50.33	10,500	209,000	209,000	—	—	The City of New York

85 Tenth Avenue									Google, Telehouse International Corp.,
-Office	49.9%	89.9%	95.94		598,000	598,000	—		Clear Secure, Inc., Shopify
-Retail	49.9%	76.3%	96.01		43,000	43,000	—		Crane Club, Verde
	49.9%	89.1%	95.94	54,500	641,000	641,000	—	625,000

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	151.09		171,000	171,000	—		Aetna Life Insurance Company, Apple Inc.
-Retail	45.1%	100.0%	415.53		23,000	23,000	—		Starbucks
	45.1%	100.0%	168.48	35,200	194,000	194,000	—	161,000

Total Chelsea/Meatpacking District				100,200	1,044,000	1,044,000	—	786,000

NEW YORK STREET RETAIL
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK STREET RETAIL:
PENN District:
PENN 1 East & West and South Concourse	100.0%	74.5%	$304.43	$15,300	73,000	73,000	—	$—	Bank of America, Roberta’s

The Farley Building (ground and building leased through 2116)**	95.0%	44.8%	325.12	13,700	116,000	116,000	—	—	Avra Prime, Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee, H&H Bagels

435 Seventh Avenue	100.0%	100.0%	—	—	43,000	43,000	—	75,000

431 Seventh Avenue	100.0%	0.0%	—	600	9,000	9,000	—	—

138-142 West 32nd Street	100.0%	80.3%	138.31	500	8,000	8,000	—	—

150 West 34th Street	100.0%	100.0%	63.48	5,000	79,000	79,000	—	75,000	Primark

137 West 33rd Street	100.0%	100.0%	99.77	300	3,000	3,000	—	—	Celtic Rail

131-135 West 33rd Street	100.0%	100.0%	65.65	1,500	22,000	22,000	—	—	The Five Hats Club (BSE Global)*

Other (4 buildings)	74.5%	53.5%	107.40	1,700	34,000	34,000	—	—

Total PENN District				38,600	387,000	387,000	—	150,000

Midtown East:
715 Lexington Avenue	100.0%	78.5%	206.52	3,500	22,000	22,000	—	—	Casper, Santander Bank, Blu Dot

966 Third Avenue	100.0%	100.0%	112.60	800	7,000	7,000	—	—	McDonald's

968 Third Avenue	50.0%	100.0%	200.04	1,300	7,000	7,000	—	—	Wells Fargo

Total Midtown East				5,600	36,000	36,000	—	—

Midtown West:
825 Seventh Avenue	100.0%	100.0%	151.13	600	4,000	4,000	—	—	Venchi

NEW YORK STREET RETAIL
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK STREET RETAIL (Continued):
Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Abbott Capital Management,
-Office	52.0%	91.3%	$105.30		247,000	247,000	—		The Klein Company, Rockefeller Capital*
-Retail	52.0%	100.0%	1,127.53		69,000	69,000	—		Victoria's Secret, Dyson
	52.0%	92.7%	272.28	$76,300	316,000	316,000	—	$386,583

666 Fifth Avenue
-Retail	52.0%	100.0%	1,087.67	14,300	24,000	24,000	—	—	Abercrombie & Fitch, Tissot

595 Madison Avenue									LVMH Moet Hennessy Louis Vuitton Inc.,
-Office	100.0%	89.8%	83.83		303,000	303,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	766.60		30,000	30,000	—		Fendi, Berluti, Christofle Silver Inc.
	100.0%	90.5%	131.23	40,800	333,000	333,000	—	—

689 Fifth Avenue
-Office	52.0%	100.0%	96.01		81,000	81,000	—		Brunello Cucinelli USA Inc., Yamaha Artist Services Inc.
-Retail	52.0%	100.0%	788.50		16,000	16,000	—		Canada Goose
	52.0%	100.0%	177.35	16,300	97,000	97,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	296.06	17,100	57,000	57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	2,747.77	44,300	27,000	27,000	—	355,359	Swatch Group USA, Harry Winston, Meta Platforms, Inc.

Total Madison/Fifth				209,100	854,000	854,000	—	741,942

Midtown South:
4 Union Square South
-Retail	100.0%	100.0%	143.30	29,300	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora
Times Square:
1540 Broadway
-Retail	52.0%	22.0%	404.33	14,200	162,000	162,000	—	—	U.S. Polo, Disney, Pop Mart*

1535 Broadway
-Retail	52.0%	100.0%	1,193.78		45,000	45,000	—		T-Mobile, Swatch Group USA, Levi's, Sephora, Anita La Mamma Del Gelato
-Theatre	52.0%	100.0%	23.47		62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	100.0%	463.15	45,700	107,000	107,000	—	450,000

Total Times Square				59,900	269,000	269,000	—	450,000

NEW YORK STREET RETAIL / RESIDENTIAL / DEVELOPMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK STREET RETAIL (Continued):
Upper East Side:
1131 Third Avenue	100.0%	63.7%	$219.57	$3,100	23,000	23,000	—	$—	Crunch LLC, J.Jill
Chelsea/Meatpacking District:
537 West 26th Street	100.0%	100.0%	138.26	2,300	17,000	17,000	—	—
Tribeca:
339 Greenwich Street	100.0%	100.0%	156.47	800	9,000	9,000	—	—	Paper Moon
NEW YORK RESIDENTIAL:
Tribeca:
Independence Plaza
-Residential (1,328 units)	50.1%	97.2%			1,186,000	1,186,000	—
-Retail	50.1%	68.4%	99.70	5,400	72,000	72,000	—		Duane Reade, Tompkins Square Bagels*
Total Tribeca - Residential				5,400	1,258,000	1,258,000	—	675,000

NEW YORK:
To be Developed:
350 Park Avenue	100.0%	—	—	—	585,000	—	585,000	400,000

Hotel Pennsylvania site (PENN 15)	100.0%	—	—	—	—	—	—	—

57th Street	50.0%	—	—	—	—	—	—	—

Eighth Avenue and 34th Street	100.0%	—	—	—	—	—	—	—

3 East 54th Street	100.0%	—	—	—	—	—	—	—

METRICS BY SPACE TYPE

New York Office:

Total		92.8%	$92.74	$1,561,400	20,756,000	19,788,000	968,000	$6,808,543

Vornado's Ownership Interest		92.2%	$91.02	$1,294,900	18,018,000	17,050,000	968,000	$5,084,604

New York Retail:

Total		77.0%	$276.31	$394,800	2,296,000	2,039,000	257,000	$1,461,942

Vornado's Ownership Interest		77.8%	$234.89	$277,100	1,923,000	1,666,000	257,000	$864,048

New York Residential:

Total		97.2%			1,186,000	1,186,000	—	$675,000

Vornado's Ownership Interest		97.2%			604,000	604,000	—	$338,175

NEW YORK SEGMENT - ALEXANDER’S
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$149.39		952,000	952,000	—	$400,000	Bloomberg L.P.
-Retail	32.4%	23.6%	295.64		128,000	128,000	—	171,522	Hutong, Capital One
	32.4%	91.3%	153.69	$149,300	1,080,000	1,080,000	—	571,522

Rego Park Shopping Center
Queens (6.6 acres)	32.4%	99.0%	67.47	39,600	608,000	608,000	—	175,000	Costco, Target*, TJ Maxx, Best Buy, Marshalls, DSW, Burlington

Flushing, Queens (1.0 acre ground leased through 2037)	32.4%	100.0%	34.78	5,800	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
-Residential (312 units)	32.4%	97.4%			255,000	255,000	—	94,000

Total Alexander's	32.4%	94.6%	112.79	194,700	2,110,000	2,110,000	—	840,522

Total New York		90.2%	$102.14	$2,141,300	26,348,000	25,123,000	1,225,000	$9,786,007

Vornado's Ownership Interest		90.8%	$96.19	$1,675,600	21,229,000	20,004,000	1,225,000	$6,559,156
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents contractual debt obligations.
(4)Secured amount outstanding on revolving credit facilities.
(5)Amount represents debt on land which is owned 34.8% by Vornado.
(6)Excludes US Post Office lease for 492,000 square feet.
(7)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(8)Master leased to NYU for a 70-year term, square feet includes storage space.

OTHER
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
THE MART:
THE MART, Chicago
									Motorola Mobility (guaranteed by Google), Allscripts Healthcare,
									AAR Corp*, The Chartis Group LLC, Paypal, Inc., ConAgra Foods Inc.,
									Avant LLC, Clear Channel Outdoor LLC, Omnicom (formerly IPG and affiliates),
									Government Employees Insurance Company, Medline Industries, Inc,
-Office	100.0%	89.8%	$47.95	$92,800	2,125,000	2,125,000	—		Innovation Development Institute, Inc., Allstate Insurance Company
-Showroom/Trade show	100.0%	66.9%	56.75	55,300	1,486,000	1,486,000	—		Holly Hunt Ltd., Baker Interiors Group, Ltd.
-Retail	100.0%	80.7%	47.78	3,000	82,000	82,000	—
	100.0%	80.4%	50.87	151,100	3,693,000	3,693,000	—	$—

Other (1 property)	50.0%	85.5%	74.27	300	4,000	4,000	—	17,971
Total THE MART, Chicago				151,400	3,697,000	3,697,000	—	17,971

Property to be Developed:
527 West Kinzie, Chicago	100.0%	—	—	—	—	—	—	—

Total THE MART		80.4%	$50.90	$151,400	3,697,000	3,697,000	—	$17,971

Vornado's Ownership Interest		80.4%	$50.89	$151,300	3,695,000	3,695,000	—	$8,985

555 California Street:
555 California Street	70.0%	88.9%	$110.25	$153,400	1,511,000	1,511,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
									Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
									McKinsey & Company Inc., UBS Financial Services,
									KKR Financial, Microsoft Corporation

315 Montgomery Street	70.0%	74.2%	78.15	13,300	235,000	235,000	—	—	Bank of America, N.A., Ripple Labs Inc., Blue Shield, Pacific Workplaces*

345 Montgomery Street	70.0%	100.0%	57.18	4,300	76,000	76,000	—	—	Wharton School of the University of Pennsylvania*

Total 555 California Street		87.5%	$104.19	$171,000	1,822,000	1,822,000	—	$1,200,000

Vornado's Ownership Interest		87.5%	$104.19	$119,700	1,275,000	1,275,000	—	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property					Total Property		Under Development or Not Available for Lease
						In Service
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	29.4%	$56.07		736,000	274,000	462,000			Nathan Associates
-Residential - 2 buildings (197 units)	43.7%	98.5%			253,000	253,000	—
	45.6%			$4,600	989,000	527,000	462,000	$10,000

Fashion Centre Mall / Washington Tower
-Office	7.5%	75.0%	48.00		170,000	170,000	—	422,000		The Rand Corporation
-Retail	7.5%	96.3%	38.81		868,000	868,000	—	43,000		Macy's, Nordstrom
	7.5%	92.8%	40.03	50,600	1,038,000	1,038,000	—	465,000

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	31.16	13,900	690,000	690,000	—	—		Costco, Dick's Sporting Goods, Nordstrom Rack, UFC FIT

Atlantic City (11.3 acres ground leased through 2070 to VICI Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	8,100	—	—	—	—		VICI Properties (ground lessee)

Paramus
-Office	100.0%	69.8%	26.85	2,300	129,000	129,000	—	—		Vornado's Administrative Headquarters

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	11.70	1,500	128,000	128,000	—	—		The Home Depot

New York:
650 Madison Avenue										Sotheby's International Realty, Inc., BC Partners Inc.,
-Office	22.2%	60.3%	116.41		563,000	563,000	—			Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	22.2%	95.7%	1,093.91		38,000	38,000	—			Moncler USA Inc., Tod's, Celine, Balmain
	22.2%	61.8%	179.79	64,200	601,000	601,000	—	—	(4)

Sunset Pier 94 Studios (ground and building leased through 2110)**
‘-Studio	49.9%	64.0%			266,000	266,000	—	165,345		Paramount

40 East 66th Street
‘-Residential	100.0%	100.0%		—	10,000	10,000	—	—

Total Other		81.4%	$58.13	$145,200	3,851,000	3,389,000	$462,000	$640,345

Vornado's Ownership Interest		83.7%	$59.09	$46,000	1,751,000	1,542,000	$209,000	$122,423
____________________________________________________________________________________
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.
(4)Excludes our 22.2% pro rata share of the $800,000 650 Madison non-recourse mortgage loan. Our investment was written down to zero and we no longer record our share of net income (loss) from this investment.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer

RESEARCH COVERAGE

Jeff Spector/Jana Galan	Steve Sakwa	Vikram Malhotra
Bank of America/BofA Securities	Evercore ISI	Mizuho Securities (USA) Inc.
646-855-1363/646-855-3081	212-446-9462	212-282-3827

Brendan Lynch	Caitlin Burrows	Ronald Kamdem
Barclays Capital	Goldman Sachs	Morgan Stanley
212-526-9428	212-902-4736	212-296-8319

John P. Kim	Dylan Burzinski	Alexander Goldfarb
BMO Capital Markets	Green Street Advisors	Piper Sandler
212-885-4115	949-640-8780	212-466-7937

Nicholas Joseph/Seth Bergey	Anthony Paolone	Nicholas Yulico
Citi	JP Morgan	Scotia Capital (USA) Inc
212-816-1909/212-816-2066	212-622-6682	212-225-6904

Floris van Dijkum	Mark Streeter/Ian Snyder	Michael Lewis
Ladenburg Thalmann	JP Morgan Fixed Income	Truist Securities
212-409-2075	212-834-5086/212-834-3798	212-319-5659

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We consider NOI at share to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We use these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition. NAREIT defines EBITDAre as GAAP net income or loss, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated entities caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated entities. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
Net Debt to EBITDAre, as adjusted - Net debt to EBITDAre, as adjusted represents the ratio of net debt to annualized EBITDAre, as adjusted. Net debt is calculated as (i) the Company’s consolidated debt less noncontrolling interests’ share of consolidated debt plus the Company’s pro rata share of debt of unconsolidated entities less (ii) the Company’s consolidated cash and cash equivalents, cash held in escrow and investments in U.S. Treasury bills less noncontrolling interests’ share of these amounts, plus the Company’s pro rata share of these amounts for unconsolidated entities. Cash held in escrow represents cash escrowed under loan agreements including for debt service, real estate taxes, property insurance, and capital improvements, and the Company is not able to direct the use of this cash. The availability of cash and cash equivalents for use in debt reduction cannot be assumed, as the Company may use its cash and cash equivalents for other purposes. Further, the Company may not be able to direct the use of its pro rata share of cash and cash equivalents of unconsolidated entities. The Company discloses net debt to EBITDAre, as adjusted because management believes it is useful to investors as a supplemental measure in evaluating the Company’s balance sheet leverage. Net debt to EBITDAre, as adjusted may not be comparable to similarly titled measures employed by other companies.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Reconciliation of net income (loss) attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income (loss) attributable to common shareholders	$16,434	$(22,842)	$601	$11,589	$743,819
Per diluted share	$0.08	$(0.12)	$—	$0.06	$3.70

FFO adjustments:
Depreciation and amortization of real property	$157,776	$105,386	$100,098	$103,617	$103,142
Change in fair value of marketable securities	—	—	(198)	(1,719)	—
Gain on sales-type lease	—	—	—	—	(803,248)
Net gains on sale of real estate	—	—	(300)	—	—
Real estate impairment losses	—	—	—	—	542
Our share of partially owned entities:
Depreciation and amortization of real property	25,274	23,788	22,933	23,302	24,107
Net gains on sale of real estate	(44,930)	—	(225)	(11,002)	(2,527)
FFO adjustments, net	138,120	129,174	122,308	114,198	(677,984)
Impact of assumed conversion of dilutive convertible securities	383	309	219	385	385
Noncontrolling interests' share of above adjustments on a dilutive basis	(10,859)	(10,378)	(10,201)	(8,800)	54,708
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	144,078	96,263	112,927	117,372	120,928
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	12,320	8,330	10,254	9,807	10,127
FFO attributable to Class A unitholders (non-GAAP)	$156,398	$104,593	$123,181	$127,179	$131,055
FFO per diluted share (non-GAAP)	$0.74	$0.49	$0.56	$0.58	$0.60

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$144,078	$96,263	$112,927	$117,372	$120,928
Per diluted share (non-GAAP)	$0.74	$0.49	$0.56	$0.58	$0.60

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
606 Broadway debt extinguishment gain, net of noncontrolling interests	$(16,141)	$—	$—	$—	$—
Deferred tax liability on our investment in the Farley Building (held through a taxable REIT subsidiary)	2,679	2,984	3,048	3,586	3,337
After-tax net gain on sale of 220 Central Park South ("220 CPS") condominium units and ancillary amenities	—	—	(5,910)	—	—
Gain on sale of Canal Street residential condominium units	—	—	(3,574)	—	(8,362)
Other	(656)	4,453	4,241	(6,661)	(3,217)
	(14,118)	7,437	(2,195)	(3,075)	(8,242)
Noncontrolling interests' share of above adjustments on a dilutive basis	1,113	(591)	141	238	638
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	$(13,005)	$6,846	$(2,054)	$(2,837)	$(7,604)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$131,073	$103,109	$110,873	$114,535	$113,324
Per diluted share (non-GAAP)	$0.67	$0.52	$0.55	$0.57	$0.56

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended
		June 30, 2026	March 31, 2026	December 31, 2025		September 30, 2025	June 30, 2025
FFO attributable to common shareholders, plus assumed conversions	(A)	$144,078	$96,263	$112,927		$117,372	$120,928

Adjustments to arrive at FAD (at Vornado's share):
Certain items that impact FAD		1,288	6,702	(3,325)		(3,320)	(8,242)
Recurring tenant improvements, leasing commissions and other capital expenditures		(33,109)	(45,225)	(61,186)		(52,376)	(104,203)
Stock-based compensation expense		7,804	5,655	6,365		5,573	7,519
Amortization of debt issuance costs and other non-cash interest expense		6,642	6,681	8,145		10,242	10,638
Gain on debt extinguishment		(16,141)	—	—		—	—
Personal property depreciation		2,347	2,050	2,349		2,239	1,564
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(40,881)	(31,066)	(30,858)		(30,746)	(45,954)
Noncontrolling interests in the Operating Partnership's share of above adjustments		5,886	4,543	6,273		5,634	11,119
FAD adjustments, net	(B)	(66,164)	(50,660)	(72,237)		(62,754)	(127,559)

FAD (non-GAAP)	(A+B)	$77,914	$45,603	$40,690		$54,618	$(6,631)

FAD payout ratio(1)		N/A	N/A	97.4%	(2)	N/A	N/A
________________________________
(1)For 2026, we anticipate continuing our common share dividend policy of paying one common share dividend in December, subject to approval by our Board of Trustees.
(2)FAD payout ratios are calculated based on full year results.

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO EBITDAre (unaudited) TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Reconciliation of net income (loss) to EBITDAre (non-GAAP):
Net income (loss)	$39,196	$(22,026)	$4,914	$19,239	$813,227
Less net (income) loss attributable to noncontrolling interests in consolidated subsidiaries	(5,748)	12,690	11,296	8,912	10,981
Net income (loss) attributable to the Operating Partnership	33,448	(9,336)	16,210	28,151	824,208
EBITDAre adjustments at share:
Depreciation and amortization expense	185,397	131,224	125,379	129,158	128,813
Interest and debt expense	118,706	116,219	113,183	112,624	115,171
Income tax expense (benefit)	3,439	7,262	8,837	(5,233)	4,295
Real estate impairment losses	—	—	—	—	542
Gain on debt extinguishment	(16,141)	—	—	—	—
Gain on sales-type lease	—	—	—	—	(803,248)
Net gains on sale of real estate	(44,930)	—	(525)	(11,002)	(2,527)
EBITDAre at share	279,919	245,369	263,084	253,698	267,254
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	12,330	9,115	11,192	14,046	11,301
EBITDAre (non-GAAP)	292,249	254,484	274,276	267,744	278,555

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(12,330)	(9,115)	(11,192)	(14,046)	(11,301)

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium units and ancillary amenities	—	—	(7,377)	—	—
Gain on sale of Canal Street residential condominium units	—	—	(3,574)	—	(8,362)
Other	(468)	2,429	2,672	60	(1,309)
Total of certain (income) expense items that impact EBITDAre	(468)	2,429	(8,279)	60	(9,671)

EBITDAre, as adjusted (non-GAAP)	$279,451	$247,798	$254,805	$253,758	$257,583

- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO EBITDAre (unaudited) TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)

	For the Trailing Twelve Months Ended	For the Year Ended December 31,
	June 30, 2026	2025	2024	2023
Reconciliation of net income to EBITDAre (non-GAAP):
Net income	$41,323	$937,204	$20,116	$32,888
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	27,150	41,622	51,131	75,967
Net income attributable to the Operating Partnership	68,473	978,826	71,247	108,855
EBITDAre adjustments at share:
Depreciation and amortization expense	571,158	513,658	507,210	499,357
Interest and debt expense	460,732	458,869	458,100	458,400
Income tax expense	14,305	15,313	23,445	30,465
Real estate impairment losses	—	542	—	73,289
Gain on debt extinguishment	(16,141)	—	—	—
Gain on sales-type lease	—	(803,248)	—	—
Net gains on sale of real estate	(56,457)	(91,062)	(873)	(72,955)
EBITDAre at share	1,042,070	1,072,898	1,059,129	1,097,411
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	46,683	47,853	42,125	39,405
EBITDAre (non-GAAP)	1,088,753	1,120,751	1,101,254	1,136,816

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(46,683)	(47,853)	(42,125)	(39,405)

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium units and ancillary amenities	(7,377)	(20,953)	(15,175)	(14,127)
Gain on sale of Canal Street residential condominium units	(3,574)	(13,911)	—	—
Other	4,693	1,809	5,366	(1,952)
Total of certain (income) expense items that impact EBITDAre	(6,258)	(33,055)	(9,809)	(16,079)

EBITDAre, as adjusted (non-GAAP)	$1,035,812	$1,039,843	$1,049,320	$1,081,332

- vi -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2026
	2026	2025		2026	2025
Net income (loss)	$39,196	$813,227	$(22,026)	$17,170	$913,051
Depreciation and amortization expense	171,228	115,574	118,528	289,756	231,729
General and administrative expense	39,100	39,978	42,245	81,345	78,575
Transaction related costs and other	173	721	762	935	764
Income from partially owned entities	(63,195)	(16,671)	(12,822)	(76,017)	(113,648)
Interest and other investment income, net	(8,989)	(11,056)	(9,327)	(18,316)	(19,317)
Interest and debt expense	89,582	87,929	89,206	178,788	183,745
Gain on debt extinguishment	(32,073)	—	—	(32,073)	—
Gain on sales-type lease	—	(803,248)	—	—	(803,248)
Net gains on disposition of wholly owned and partially owned assets	—	(8,488)	—	—	(24,039)
Income tax expense	3,571	4,123	5,908	9,479	11,316
NOI from partially owned entities	76,638	66,227	68,308	144,946	133,338
NOI attributable to noncontrolling interests in consolidated subsidiaries	(11,167)	(10,643)	(8,659)	(19,826)	(21,303)
NOI at share	304,064	277,673	272,123	576,187	570,963
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(40,881)	(45,954)	(31,066)	(71,947)	(69,873)
NOI at share - cash basis	$263,183	$231,719	$241,057	$504,240	$501,090
- vii -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025
New York	$380,316	$356,522	$(194,620)	$(187,107)	$185,696	$169,415	$(17,659)	$(39,216)	$168,037	$130,199
Other	81,926	84,915	(29,029)	(32,241)	52,897	52,674	(6,921)	2,709	45,976	55,383
Noncontrolling interests' share in consolidated subsidiaries	(53,771)	(51,815)	42,604	41,172	(11,167)	(10,643)	(41)	(4,830)	(11,208)	(15,473)
Our share of partially owned entities	129,275	114,795	(52,637)	(48,568)	76,638	66,227	(16,260)	(4,617)	60,378	61,610
Vornado's share	$537,746	$504,417	$(233,682)	$(226,744)	$304,064	$277,673	$(40,881)	$(45,954)	$263,183	$231,719

	For the Three Months Ended March 31, 2026
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$377,486	$(203,428)	$174,058	$(19,166)	$154,892
Other	81,619	(43,203)	38,416	(5,282)	33,134
Noncontrolling interests' share in consolidated subsidiaries	(52,428)	43,769	(8,659)	(1,092)	(9,751)
Our share of partially owned entities	117,599	(49,291)	68,308	(5,526)	62,782
Vornado's share	$524,276	$(252,153)	$272,123	$(31,066)	$241,057

	For the Six Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025
New York	$757,802	$731,068	$(398,048)	$(369,530)	$359,754	$361,538	$(36,825)	$(57,916)	$322,929	$303,622
Other	163,545	171,948	(72,232)	(74,558)	91,313	97,390	(12,203)	4,497	79,110	101,887
Noncontrolling interests' share in consolidated subsidiaries	(106,199)	(104,850)	86,373	83,547	(19,826)	(21,303)	(1,133)	(8,600)	(20,959)	(29,903)
Our share of partially owned entities	246,874	231,184	(101,928)	(97,846)	144,946	133,338	(21,786)	(7,854)	123,160	125,484
Vornado's share	$1,062,022	$1,029,350	$(485,835)	$(458,387)	$576,187	$570,963	$(71,947)	$(69,873)	$504,240	$501,090
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2026 COMPARED TO JUNE 30, 2025 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended June 30, 2026	$304,064	$251,698	$27,299	$14,850	$10,217
Less NOI at share from:
Acquisitions	(2,695)	(2,695)	—	—	—
Dispositions	437	436	1	—	—
Development properties	(4,603)	(4,603)	—	—	—
Other non-same store income, net	(21,614)	(11,397)	—	—	(10,217)
Same store NOI at share for the three months ended June 30, 2026	$275,589	$233,439	$27,300	$14,850	$—

NOI at share for the three months ended June 30, 2025	$277,673	$230,104	$25,197	$18,686	$3,686
Less NOI at share from:
Dispositions	(1,007)	(833)	(174)	—	—
Development properties	(14,343)	(14,343)	—	—	—
Other non-same store income, net	(11,334)	(6,281)	—	(1,367)	(3,686)
Same store NOI at share for the three months ended June 30, 2025	$250,989	$208,647	$25,023	$17,319	$—

Increase (decrease) in same store NOI at share	$24,600	$24,792	$2,277	$(2,469)	$—

% increase (decrease) in same store NOI at share	9.8%	11.9%	9.1%	(14.3)%	—%
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2026 COMPARED TO JUNE 30, 2025 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2026	$263,183	$214,957	$28,873	$8,962	$10,391
Less NOI at share - cash basis from:
Acquisitions	(1,544)	(1,544)	—	—	—
Dispositions	437	436	1	—	—
Development properties	(3,786)	(3,786)	—	—	—
Other non-same store income, net	(27,450)	(17,059)	—	—	(10,391)
Same store NOI at share - cash basis for the three months ended June 30, 2026	$230,840	$193,004	$28,874	$8,962	$—

NOI at share - cash basis for the three months ended June 30, 2025	$231,719	$182,366	$25,258	$20,684	$3,411
Less NOI at share - cash basis from:
Dispositions	(1,099)	(925)	(174)	—	—
Development properties	(13,992)	(13,992)	—	—	—
Other non-same store expense (income), net	7,692	14,363	—	(3,260)	(3,411)
Same store NOI at share - cash basis for the three months ended June 30, 2025	$224,320	$181,812	$25,084	$17,424	$—

Increase (decrease) in same store NOI at share - cash basis	$6,520	$11,192	$3,790	$(8,462)	$—

% increase (decrease) in same store NOI at share - cash basis	2.9%	6.2%	15.1%	(48.6)%	—%
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE SIX MONTHS ENDED JUNE 30, 2026 COMPARED TO JUNE 30, 2025 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the six months ended June 30, 2026	$576,187	$488,247	$43,189	$28,501	$16,250
Less NOI at share from:
Acquisitions	(2,532)	(2,532)	—	—	—
Dispositions	1,118	1,117	1	—	—
Development properties	(5,721)	(5,721)	—	—	—
Other non-same store income, net	(33,548)	(17,298)	—	—	(16,250)
Same store NOI at share for the six months ended June 30, 2026	$535,504	$463,813	$43,190	$28,501	$—

NOI at share for the six months ended June 30, 2025	$570,963	$482,925	$41,113	$36,529	$10,396
Less NOI at share from:
Dispositions	(2,340)	(2,098)	(242)	—	—
Development properties	(23,624)	(23,624)	—	—	—
Other non-same store income, net	(49,735)	(37,517)	—	(1,822)	(10,396)
Same store NOI at share for the six months ended June 30, 2025	$495,264	$419,686	$40,871	$34,707	$—

Increase (decrease) in same store NOI at share	$40,240	$44,127	$2,319	$(6,206)	$—

% increase (decrease) in same store NOI at share	8.1%	10.5%	5.7%	(17.9)%	—%
- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE SIX MONTHS ENDED JUNE 30, 2026 COMPARED TO JUNE 30, 2025 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the six months ended June 30, 2026	$504,240	$423,486	$46,498	$17,821	$16,435
Less NOI at share - cash basis from:
Acquisitions	(1,365)	(1,365)	—	—	—
Dispositions	1,118	1,117	1	—	—
Development properties	(3,260)	(3,260)	—	—	—
Other non-same store income, net	(46,246)	(29,811)	—	—	(16,435)
Same store NOI at share - cash basis for the six months ended June 30, 2026	$454,487	$390,167	$46,499	$17,821	$—

NOI at share - cash basis for the six months ended June 30, 2025	$501,090	$409,687	$42,775	$38,821	$9,807
Less NOI at share - cash basis from:
Dispositions	(2,528)	(2,284)	(244)	—	—
Development properties	(23,381)	(23,381)	—	—	—
Other non-same store income, net	(24,368)	(11,301)	—	(3,260)	(9,807)
Same store NOI at share - cash basis for the six months ended June 30, 2025	$450,813	$372,721	$42,531	$35,561	$—

Increase (decrease) in same store NOI at share - cash basis	$3,674	$17,446	$3,968	$(17,740)	$—

% increase (decrease) in same store NOI at share - cash basis	0.8%	4.7%	9.3%	(49.9)%	—%
- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2026 COMPARED TO MARCH 31, 2026 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended June 30, 2026	$304,064	$251,698	$27,299	$14,850	$10,217
Less NOI at share from:
Acquisitions	(2,875)	(2,875)	—	—	—
Dispositions	437	436	1	—	—
Development properties	(8,769)	(8,769)	—	—	—
Other non-same store income, net	(18,874)	(8,657)	—	—	(10,217)
Same store NOI at share for the three months ended June 30, 2026	$273,983	$231,833	$27,300	$14,850	$—

NOI at share for the three months ended March 31, 2026	$272,123	$236,549	$15,890	$13,651	$6,033
Less NOI at share from:
Dispositions	682	681	1	—	—
Development properties	(10,288)	(10,288)	—	—	—
Other non-same store income, net	(9,578)	(3,545)	—	—	(6,033)
Same store NOI at share for the three months ended March 31, 2026	$252,939	$223,397	$15,891	$13,651	$—

Increase in same store NOI at share	$21,044	$8,436	$11,409	$1,199	$—

% increase in same store NOI at share	8.3%	3.8%	71.8%	8.8%	—%
- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2026 COMPARED TO MARCH 31, 2026 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2026	$263,183	$214,957	$28,873	$8,962	$10,391
Less NOI at share - cash basis from:
Acquisitions	(1,723)	(1,723)	—	—	—
Dispositions	437	436	1	—	—
Development properties	(8,053)	(8,053)	—	—	—
Other non-same store income, net	(24,948)	(14,557)	—	—	(10,391)
Same store NOI at share - cash basis for the three months ended June 30, 2026	$228,896	$191,060	$28,874	$8,962	$—

NOI at share - cash basis for the three months ended March 31, 2026	$241,057	$208,529	$17,625	$8,859	$6,044
Less NOI at share - cash basis from:
Dispositions	682	681	1	—	—
Development properties	(8,293)	(8,293)	—	—	—
Other non-same store income, net	(16,627)	(10,583)	—	—	(6,044)
Same store NOI at share - cash basis for the three months ended March 31, 2026	$216,819	$190,334	$17,626	$8,859	$—

Increase in same store NOI at share - cash basis	$12,077	$726	$11,248	$103	$—

% increase in same store NOI at share - cash basis	5.6%	0.4%	63.8%	1.2%	—%
- xiv -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONSOLIDATED CONTRACTUAL DEBT (unaudited)
(Amounts in thousands)
	As of June 30, 2026
	Consolidated Debt, Net	Deferred Financing Costs, Net and Other	Consolidated Contractual Debt
Mortgages payable	$4,844,730	$24,813	$4,869,543
Senior unsecured notes	841,940	8,060	850,000
$850 Million unsecured term loan	840,030	9,970	850,000
$2.1 Billion unsecured revolving credit facilities	918,000	—	918,000
	$7,444,700	$42,843	$7,487,543
- xv -